PROJECT SPARKLE	CONFIDENTIAL

11.26.03

Exhibit (c) (i)

VALUATION ANALYSIS

This presentation and its analyses are only for the use of Alan Zimmer, and are not intended to, nor should they be, relied upon by any other party, including shareholders of Reeds Jewelers, Inc. The consent of Capitalink is required prior to the disclosure to any third party of this presentation, its analyses, or of the assessments made by Capitalink. These materials are based solely on information contained in publicly available documents and certain other information provided to Capitalink by management. Capitalink has not attempted to investigate or verify the accuracy or completeness of such publicly available information or other information provided to Capitalink. Capitalink has relied upon the accuracy and completeness of such publicly available information and other information supplied to Capitalink. The preparation of these materials was completed on November 25, 2003 based on information publicly available or supplied to Capitalink through such date. Capitalink is not obligated to its analyses to reflect any information that becomes publicly available or that is provided to Capitalink after such date.

PROJECT SPARKLE	CONFIDENTIAL

TABLE OF CONTENTS

I	INTRODUCTION

II	COMPANY OVERVIEW

III	COMPANY FINANCIAL & MARKET PERFORMANCE

IV	VALUATION ANALYSIS

V	APPENDIX

PROJECT SPARKLE	CONFIDENTIAL

GLOSSARY OF TERMS

EBIT	Earnings before interest and taxes

EBITDA	Earnings before interest, taxes, depreciation and amortization

EPS	Earnings per share

EV	Enterprise value

FY	Fiscal year

ITM	In the money

LTM	Latest twelve months

MV	Market value

MRQ	Most recent quarter

SEC	Securities and Exchange Commission

TIC	Total invested capital

WACC	Weighted average cost of capital

PROJECT SPARKLE	CONFIDENTIAL

INTRODUCTION

I	INTRODUCTION

II	COMPANY OVERVIEW

III	COMPANY FINANCIAL & MARKET PERFORMANCE

IV	VALUATION

V	APPENDIX

PROJECT SPARKLE	CONFIDENTIAL

INTRODUCTION

•	Alan Zimmer, a controlling shareholder of Reeds Jewelers, Inc. (“Reeds” or the “Company”) has retained Capitalink, L.C. (“Capitalink”) as financial advisor and to prepare a financial analysis to determine a range of indicated values for the Company (the “Analysis”).

•	The Company’s common stock is publicly traded on the American Stock Exchange market under the symbol “RJI”, and as of November 10, 2003, there were 8,476,372 shares of the Company’s common stock outstanding.

•	The closing price of the Company’s stock on November 25, 2003 (date presentation materials completed) was $1.10.

•	Zimmer is the President and Chief Executive Officer of the Company and beneficially owns 2,029,690 shares of common stock or approximately 23.95% of the Company’s issued and outstanding common stock. In addition, Zimmer, combined with the other directors of the Company have a combined holding of 7,461,670 shares or approximately 88.03% of the issued and outstanding common stock.

PROJECT SPARKLE	CONFIDENTIAL

INTRODUCTION - SCOPE OF ENGAGEMENT

•	For purposes of rendering the Analysis, Capitalink has:

•	Reviewed publicly available financial information and other data with respect to the Company, including the Annual Report on Form 10-K for the fiscal year ended February 28, 2003, the Quarterly Report on Form 10-Q for the six months ended August 31, 2003, and the Proxy Statement filed May 29, 2003 on Schedule 14A.

•	Reviewed draft financial results for the months ended September and October 2003.

•	Reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of the Company.

•	Reviewed and analyzed the Company’s projected unlevered free cash flows and prepared discounted cash flows.

•	Reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to those of the Company.

•	Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to those of the Company.

•	Reviewed and analyzed recent acquisition premiums paid in going-private transactions involving a minority stock acquisition.

•	Reviewed and analyzed the Company’s adjusted net book value.

•	Reviewed and discussed with representatives of the management of the Company certain financial and operating information furnished by them, including financial analyses with respect to the business, operations and prospects of the Company.

•	Considered the historical financial results and present financial condition of the Company.

•	Performed such other analyses and examinations as were deemed appropriate.

•	The Analysis is necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of November 25, 2003. Accordingly, although subsequent developments may affect the Analysis, Capitalink does not assume any obligation to update, review or reaffirm the Analysis.

•

Capitalink has relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by it without assuming any responsibility for any independent verification of any such information and has further relied upon the assurances of Company management that it is not aware of

PROJECT SPARKLE	CONFIDENTIAL

INTRODUCTION - SCOPE OF ENGAGEMENT

any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial projections utilized, Capitalink assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such projections provide a reasonable basis upon which it could make its analysis.

•	Capitalink has not made a physical inspection of the properties and facilities of the Company and has not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of the Company.

•	The Analysis is based on assumptions regarding future earnings potential and/or certain assets values that may or may not materialize. Therefore, the actual results achieved in the future will vary from the assumptions utilized in the Analysis, and the variations may be material. Adjusted or projected statements may not anticipate the economic, socioeconomic, political, market or legal factors that may impact the operations of the Company.

•	The Analysis is for the use and benefit of the Zimmer and is not intended to be and does not constitute a recommendation to any shareholder of the Company as to whether such shareholder should take any action, such as voting on any matter or tendering any shares, in connection with any possible transaction contemplated. Capitalink does not express any opinion as to the underlying valuation or future performance of the Company or the price at which the Company’s common stock would trade at any time in the future.

PROJECT SPARKLE	CONFIDENTIAL

I	INTRODUCTION

II	COMPANY OVERVIEW

III	COMPANY FINANCIAL & MARKET PERFORMANCE

IV	VALUATION

V	APPENDIX

PROJECT SPARKLE	CONFIDENTIAL

COMPANY OVERVIEW

•	Reeds operates 91 premier specialty retail jewelry stores in enclosed regional malls located principally in the Southeast and Midwest of the United States, under the names Reeds Jewelers, Mills Jewelers and Reeds Jewelers Outlet. The Company was incorporated in 1984 under the laws of North Carolina as part of a reorganization whereby a number of affiliated corporations under common ownership became subsidiaries of the Company.

•	The Company offers a wide selection of merchandise, including diamond rings and jewelry, gold jewelry and chains, gemstone rings, watches and other fine jewelry. Most of the diamonds sold by the Company are one carat or less in size, while it’s selection of gold jewelry is primarily 14 karat. For the year ended February 28, 2003, the Company’s sales consisted of 59.4% diamonds and precious gems, 15.2% watches, 7.2% semi-precious gems and 6.6% gold jewelry.

•	Approximately 91% of the products sold by the Company are purchased through a centralized merchandising department, which provide a continuing source of product supply, consistent quality control, and competitive pricing. The average price of a piece of merchandise sold from the Company’s basic merchandise mix in FY2003 was $271.

•	The Company’s stores range in size from approximately 500 to 2,100 square feet of selling space with an average of 1,150 per store. The stores are designed to invite customers into a well-lit and attractive setting where typically more than 2,200 items are offered for sale.

•	All of the Company’s stores are located in mall locations. The Company believes consumer shopping patterns are moving away from malls to free-standing mass merchandisers and big box specialty retailers and the internet. In line with these trends, the Company has plans to open up a free-standing store in Mayfaire, a new urban lifestyle community in North Carolina and continue promotion of their website, www.reeds.com.

•	The Company’s business is highly seasonal, with the fourth fiscal quarter (December to February), which includes the major part of the Christmas selling season, producing the highest sales. Over the last three fiscal years, the fourth fiscal quarter generated on average 38.9% of total net sales.

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COMPANY OVERVIEW

•	The retail jewelry industry is highly competitive and fragmented, with a large number of independent jewelry retailers. According to National Jeweler, a trade publication, the Company is the tenth largest retail jewelry chain in the United States, based on the number of locations. However, other publicly held jewelry chains are substantially larger and compete directly with the Company in a number of markets. The Company competes with Zales in 82% of its locations, with Kay Jewelers in 77%, with Friedman’s in 48% and with Whitehall Jewellers in 40% of its locations.

•	The malls in which the Company has stores have an average of 5.4 specialty retail jewelers, with as few as two and as many as eleven in any single mall. Management estimates that its market share among specialty jewelers in the malls in which it operates to be approximately 14.8%. Although the Company considers its primary competition to be other specialty jewelers in the malls in which it operates, it also competes for customers in various markets with department stores, discount stores, direct mail suppliers, television shopping networks and merchants on the Internet.

•	The Company believes the retail jewelry industry competes primarily on the basis of reputation, value, service, location and fashion. Success is substantially dependent on the experience, training, and enthusiasm of sales personnel and the ability to respond quickly to the level of consumer demand for particular items of merchandise. The Company seeks to maintain and increase its market position by aggressively promoting competitive prices and value, by offering quality products and services and by employing superior inventory replenishment and management information systems.

•	As of February 28, 2003, the Company had approximately 685 full-time equivalent employees of which 117 were employed in the corporate headquarters and the remaining 568 were employed in the stores. Approximately 78.9% of all employees are full time, with the remainder working part-time (required for the holiday shopping seasons).

•	All of the Company’s stores are leased, including the Company’s corporate headquarters. Each store is generally operated under ten year lease agreements with monthly payments of five to seven percent of net sales, subject to minimum payments. The Company does own a property in Wilmington, North Carolina, which is currently marketed for sale. Expected proceeds from the sale range of $400,000 to $600,000.

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COMPANY OVERVIEW

•	On February 28, 2002, the Company entered into a seven-year agreement with Alliance Data Systems Corporation (“ADS”) to outsource its private label credit card and included the sale of substantially all of the Company’s accounts receivable portfolio for approximately $42.5 million. $6.4 million of the purchase price is contingent on the performance of the portfolio. The Company will be eligible to receive one-third of the contingent portion after February 28, 2005 based on the audited financial performance of the Company. The balance may be received in ten years with the second automatic renewal of the private label credit card program agreement with the purchaser.

•	Capitalink noted several general factors to be considered in connection with the status of Reeds as a publicly traded company:

•	The Company’s common stock historically has extremely limited trading volume and provided limited liquidity for the Company’s shareholders.

•	The size of the Company’s float is small (estimated to be 1,014,702 shares).

•	The Company has not realized the benefits of public company status (i.e., ability to raise capital, use of stock as currency in acquisitions), but incurs the increased expenses necessary to comply with reporting requirements and other public company obligations.

PROJECT SPARKLE	CONFIDENTIAL

I	INTRODUCTION

II	COMPANY OVERVIEW

III	COMPANY FINANCIAL & MARKET PERFORMANCE

IV	VALUATION

V	APPENDIX

PROJECT SPARKLE	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

•	Capitalink reviewed the Company’s historical financial data as derived from the Company’s public filings for the four years ended February 28, 2002 and the six months ended August 31, 2003. The Company’s financial information was normalized to remove restructuring expenses and discontinued operations, including the sale of their Credit Operations to ADS. By adjusting for these items, Capitalink was able to derive normalized historical revenues and earnings for the Company.

•	Revenues for the Company have steadily declined from approximately $120.9 million in FY2000 to approximately $101.0 million for the LTM ended August 31, 2003. The gradual deterioration of the Company’s revenue is due to rising competition in the industry, the closure of underperforming stores, and the decline in the United States economy after the events of 9/11.

•	Over the past four fiscal years, the Company’s gross margin has fallen from approximately 51% in FY2000 to approximately 48% for the LTM ended August 31, 2003. The decline in gross margins reflects the increased promotional activity by the Company due to increased competitive pressures and management’s intent to rapidly mark down slower-moving merchandise to improve inventory turn and free up working capital.

•	The Company’s EBITDA fell significantly from a high of approximately $10.0 million in FY2000 to approximately $1.7 million for the LTM period August 31, 2003. As with revenue, the fall in EBITDA was primarily dependent on the United States economy, resulting in falling expenditure on discretionary items such as jewelry, rising bad debt expenses and rising personnel and lease expenses.

•	The sale of the Company’s credit operations and related accounts receivable portfolio to ADS significantly reduced the Company’s working capital requirements from a high of approximately $77.9 million in FY2000 to approximately $33.3 million as of August 31, 2003. With the sale, the Company was able to reduce its interest bearing debt obligations from a high of approximately $64.6 million in FY2001 to approximately $24.7 million as of August 31, 2003. The Company has a revolving credit agreement, which is collateralized by substantially all of the Company’s assets and permits borrowings of up to $30 million through February 28, 2005.

PROJECT SPARKLE	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

•	During FY2002, the Company recorded approximately $6.0 million in restructuring costs related to the closure of 24 under performing stores, costs associated with buying out store leases, store closing costs, and the loss on the sale or abandonment of leasehold improvements and furniture and fixtures. The restructuring charge also includes the severance costs associated with reducing its corporate office personnel by approximately 20% and its store personnel by approximately 17%.

•	The Company’s net worth has also fallen significantly in line with the deterioration of the Company’s cash flow and restructuring charges. Over the last four years, the Company’s net book value per share has fallen from a high of $5.31 per share to $2.86 per share as at August 31, 2003.

•	The rise in the Company’s inventory days outstanding also reflect the level of excess and obsolete inventory on hand, in part due to the significant number of store closures. The inventory days outstanding as of August 31, 2003 is skewed higher due to the build up of inventories for the holiday selling season.

PROJECT SPARKLE	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Summary Financial Data

($ in thousands, except per share)

	as of & for years ended the last day of February,				LTM August 31, 2003
	2000	2001	2002	2003
Financial Data (1)
Revenue	$120,861	$120,037	$113,449	$102,011	$101,084
Gross Profit	$61,453	$58,843	$53,358	$49,421	$48,658
Normalized EBIT	$6,632	$1,849	$(3,247)	$(270)	$(727)
Normalized EBITDA	$10,023	$5,719	$550	$2,180	$1,729
Normalized Net Income (Loss)	$3,861	$67	$(3,570)	$(1,079)	$(2,681)
Normalized Basic EPS	$0.46	$0.01	$(0.42)	$(0.13)	$(0.32)
Net Working Capital	$77,855	$85,181	$30,148	$33,550	$33,383
Total Interest Bearing Debt	$53,204	$64,606	$18,388	$21,452	$24,667
Total Liabilities	$76,367	$85,405	$42,292	$37,868	$43,918
Net Worth	$44,970	$45,032	$29,656	$28,151	$24,220
Net Book Value per Share	$5.31	$5.31	$3.50	$3.32	$2.86

Margin Analysis
Gross Profit Margin	50.8%	49.0%	47.0%	48.4%	48.1%
Normalized EBIT	5.5%	1.5%	-2.9%	-0.3%	-0.7%
Normalized EBITDA	8.3%	4.8%	0.5%	2.1%	1.7%
Normalized Net Income (Loss)	3.2%	0.1%	-3.1%	-1.1%	-2.7%

Financial Strength Analysis
Quick Ratio	2.5	3.0	0.4	0.3	0.3
Current Ratio	4.6	5.7	2.3	3.7	3.1
Total Liabilities to Net Worth	169.8%	189.7%	142.6%	134.5%	309.5%
Total Interest Bearing Debt to Total Capitalization	118.3%	143.5%	62.0%	76.2%	101.8%
Total Interest Bearing Debt to EBITDA	5.3	11.3	33.4	9.8	14.3

Efficiency and Return Analysis
Days Sales Outstanding	na	151.8	81.8	3.6	6.7
Days Inventory Outstanding	na	282.7	282.1	298.4	323.1
Days Payable Outstanding	na	40.6	47.9	43.9	44.3
Normalized EBIT to Net Worth	na	4.1%	-8.7%	-0.9%	-2.8%
Normalized EBITDA to Average Assets	na	4.5%	0.5%	3.2%	2.5%
Normalized EBITDA to Net Worth	na	12.7%	1.5%	7.5%	6.7%
Normalized Net Income to Average Assets	na	0.1%	-3.5%	-1.6%	-3.9%

(1)	Normalized to remove restructuring expenses and discontinued operations.

PROJECT SPARKLE	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Selected Financial Graphs

($ in thousands)

PROJECT SPARKLE	CONFIDENTIAL

COMPANY FINANCIAL PERFORMANCE

Selected Financial Graphs – Continued

($ in thousands)

PROJECT SPARKLE	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

•	Capitalink reviewed the daily closing market price and trading volume of the Company’s common stock over the period commencing November 25, 2002 through November 25, 2003.

•	Capitalink compared the daily closing market price performance of the Company’s common stock for such period to both the Comparable Companies (as defined below) and the Russell 3000 Index.

•	Capitalink calculated total trading volumes at various closing price ranges of the Company’s common stock. In addition, the number of trading days, and the respective percentages, at certain trading volumes, was set forth.

•	Capitalink noted the following characteristics of the Company’s common stock:

•	During the twelve months ended November 25, 2003 the Company’s share price has ranged from as high as $1.35 to as low as $0.91. The Company’s common stock closed at $1.10 on November 25, 2003.

•	The Company’s stock has experienced extremely limited liquidity with the average and median daily number of shares traded equal to 556 and 0 respectively. It was further noted that there was no volume on 176 trading days or approximately 69.6% of the available trading days. The Company’s daily trading volume exceeded 9,000 shares only once over the last twelve months.

•	Capitalink noted that during the twelve months ended November 25, 2003, the Company’s common stock increased 4.8%, while the Comparable Companies index increased 46.3% and the Russell 3000 Index increased 16.0%.

PROJECT SPARKLE	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Reeds Closing Price & Trading Volume History
November 25, 2002 - November 25, 2003
Volume
Price
12,000
10,000
8,000
6,000
4,000
2,000
0
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
11/26/2002
12/26/2002
1/26/2003
2/26/2003
3/26/2003
4/26/2003
5/26/2003
6/26/2003
7/26/2003
8/26/2003
9/26/2003
10/26/2003
Volume
Close

Sources of information: Commodity Systems, Inc.

PROJECT SPARKLE	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Reeds vs Comparable Company Index (1) and Russell 3000 Index
November 25, 2002 - November 25, 2003

Index
180
160
140
120
100
80
60
40
20
0
11/25/2002
1/25/2003
3/25/2003
5/25/2003
7/25/2003
9/25/2003
Reeds
Comparables
Russell 3000

(1)	Reflects the market cap weighted prices of the comparable companies utilized in the Comparable Company Analysis.

Sources of information: Commodity Systems, Inc.

PROJECT SPARKLE	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Sources of information: Commodity Systems, Inc.

PROJECT SPARKLE	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Sources of information: Commodity Systems, Inc.

PROJECT SPARKLE	CONFIDENTIAL

COMPANY MARKET PERFORMANCE

Reeds Trading Volume Ranges as a Percentage of Total Volume

November 25, 2002 - November 25, 2003

70%
60%
50%
40%
30%
20%
10%
0%
No volume
>0<0,100
>0,101<0,250
>0,251<0,500
>0,501<1,500
>1,501<3,500
>3,501<9,000
>9,001

Sources of information: Commodity Systems, Inc.

PROJECT SPARKLE	CONFIDENTIAL

I	INTRODUCTION

II	COMPANY OVERVIEW

III	COMPANY FINANCIAL & MARKET PERFORMANCE

IV	VALUATION

V	APPENDIX

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS - METHODOLOGIES

•	Based upon a review of the Company’s historical financial data, projections, and certain other qualitative data, Capitalink utilized several valuation methodologies to determine a range of values for the Company.

•	Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support its range of value.

•	Capitalink did not place any particular reliance or weight on any individual analysis, but instead concluded that the analyses, taken as a whole, supported its determination. Accordingly, the analyses must be considered as a whole and selecting portions of analyses or the factors considered, without considering all analyses and factors collectively, could create an incomplete and incorrect view of the process underlying the preparation of the Analysis.

•	The financial reviews and analyses include information presented in tabular format. In order to fully understand Capitalink’s financial review and analyses, the tables must be read together with the text of the presentation. The tables alone are not a complete description of the financial review and analyses and considering the tables alone could create a misleading or incomplete view of Capitalink’s financial review and analyses.

•	The methodologies utilized by Capitalink included:

•	A review of the historical financial information of the Company.

•	A review and comparison of the trading of, and the trading market for, the common stock of the Company, the Comparable Companies and a general market index.

•	A review of a discounted cash flow analysis of the Company, with sensitivity analyses based on a range of assumptions.

•	A review and comparison of trading multiples for deemed comparable publicly-traded companies for the Company.

•	A review and comparison of transaction multiples for target companies that are deemed comparable to the Company.

•	A review and comparison of the premiums paid in recent going private involving minority purchase acquisitions.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS - METHODOLOGIES

•	A review and determination of the Company’s adjusted net book value analysis.

•	Instruction 2 to Item 1014 of SEC Regulation MA refers to factors that are important in determining the fairness of a transaction to unaffiliated security holders and the weight, if any, that should be given to them in a particular context will vary. The factors will include, among others, whether the consideration offered to unaffiliated security holders constitutes fair value in relation to:

i)	Current market prices

ii)	Historical market prices

iii)	Net book value

iv)	Going concern value

v)	Liquidation value

vi)	Purchase prices paid in previous purchases

vii)	Any report, opinion or appraisal

viii)	Firm offers of which the subject company or affiliate is aware made by any unaffiliated persons during the past two years.

•	Capitalink noted that the Analysis addresses factors (i) through (iv). Capitalink has been advised that management is not aware of any relevant information as relates to factors (vi) and (viii). In addition, based upon discussions with management, Capitalink determined that a liquidation analysis (factor (v)) would not derive an indicated value in excess of net book value and therefore such analysis was not warranted.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS - SUMMARY

Illustrative Indicated Reference Range Summary

Methodology (1)
November 19, 2003
Closing Price - $1.10
Indicated Valuation Range
$1.85 - $2.05
Discounted Cash Flow Analysis
$1.40
$2.26
Comparable Company Analysis
$1.47
$2.25
Comparable Transactions Analysis
$1.44
$2.46
Acquisition Premiums Analysis
$1.55
$1.80
One Year Stock Trading Range
$0.91
$1.35
Adjusted Net Book Value
(10/31/03)
$1.94
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
Price per Share

(1)	Please reference the appropriate analysis for further discussion and sources of information.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS - SUMMARY

Indicated Reference Range Summary

($ in thousands, except per share)

Methodology (1)	Statistic	Selected Multiple Range					Indicated EV Value			Indicated Equity Value			Indicated Share Price
Discounted Cash Flow Analysis
Revenue Terminal Multiple							$41,999	–	$46,833	$13,826	–	$18,660	$1.62	–	$2.19
EBITDA Terminal Multiple							$40,151	–	$44,946	$11,978	–	$16,773	$1.41	–	$1.97
Perpetual Growth Terminal Value							$38,020	–	$50,324	$9,847	–	$22,151	$1.16	–	$2.60
Indicated Reference Range													$1.40	–	$2.26
Comparable Company Analysis
Market Value as a Multiple of:
Net Tangible Equity (8/31/03)	$24,220	0.5	x	–	1.0	x				$12,110	–	$24,220	$1.42	–	$2.85
Enterprise Value as Multiple of:
LTM Revenue (8/31/03)	$101,084	0.40	x	–	0.45	x	$40,434	–	$45,488	$16,333	–	$21,387	$1.92	–	$2.51
NFY Revenue (2/28/04)	$109,188	0.35	x	–	0.40	x	$38,216	–	$43,675	$14,115	–	$19,574	$1.66	–	$2.30
Average EBITDA (FY2000-LTM Aug 2003)	$4,040	7.8	x	–	8.8	x	$31,441	–	$35,481	$7,340	–	$11,380	$0.86	–	$1.34
Indicated Reference Range													$1.47	–	$2.25
Comparable Transactions Analysis
Market Value as a Multiple of:
Net Common Equity (8/31/03)	$24,220	0.6	x	–	1.0	x				$14,532	–	$24,220	$1.71	–	$2.85
Enterprise Value as Multiple of:
LTM Revenue (8/31/03)	$101,084	0.44	x	–	0.50	x	$44,309	–	$50,542	$20,208	–	$26,441	$2.37	–	$3.11
Average EBITDA (FY2000-LTM Aug 2003)	$4,040	6.5	x	–	9.0	x	$26,228	–	$36,360	$2,127	–	$12,259	$0.25	–	$1.44
Indicated Reference Range													$1.44	–	$2.46
Acquisition Premiums Analysis
Prior One Day	$1.10	37.3%		–	57.2%								$1.51	–	$1.73
Prior Five Day	$1.10	41.0%		–	66.2%								$1.55	–	$1.83
Prior 30 Day	$1.13	40.8%		–	63.5%								$1.59	–	$1.85
Indicated Reference Range													$1.55	–	$1.80
Net Book Value Analysis
Adjusted Net Book Value (10/31/03)	$1.94

(1)	Please reference the appropriate analysis for further discussion and sources of information.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – DISCOUNTED CASH FLOW ANALYSIS

•	The discounted cash flow analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

•	While the discounted cash flow analysis is the most scientific of the methodologies, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

•	Capitalink utilized the forecasts provided by Company management, which show a gradual increase in revenue between 2004 and 2008 from approximately $101.9 million to approximately $130.2 million. For the forecast period, the Company projects an increase in EBITDA from approximately $3.8 million for FY2004, to approximately $6.5 million for FY2008. This represents an increase in the Company’s EBITDA margin from 3.7% to 5.0%.

•	In order to arrive at a present value, Capitalink utilized discount rates ranging from 17.5% to 18.5%. This was based on an estimated WACC of 18.0% (based on the Company’s 24.9% estimated cost of equity and 5.3% weighted average cost of debt).

•	Capitalink presented a range of terminal values at the end of the forecast period by applying a range of multiples to the FY2008 projected revenue and EBITDA.

•	In addition, Capitalink presented a perpetual growth scenario whereby ranges of growth rates were applied to the FY2008 free cash flow in order to determine a terminal value, rather than multiples.

•	In each of the scenarios noted above, a range of enterprise values was derived for the Company’s business.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – DISCOUNTED CASH FLOW ANALYSIS

•	The results of the discounted cash flow analysis under the three terminal value scenarios were as follows:

•	Utilizing the revenue terminal scenario (range of 0.40 times to 0.45 times), Capitalink calculated a range of indicated enterprise values from $42.0 million to $46.8 million.

•	Utilizing the EBITDA terminal scenario (range of 7.5 times to 8.5 times), Capitalink calculated a range of indicated enterprise values from $40.1 million to $44.9 million.

•	Utilizing a perpetual growth scenario (growth rates of 11.5% to 12.5%), Capitalink calculated a range of indicated enterprise values from $38.0 million to $50.3 million.

•	The total enterprise values above were then reduced by the Company’s net debt of $28.2 million as of October 31, 2003 (which includes $28.6 million in interest bearing debt and approximately $413,000 in cash on hand and from the assumed exercise of ITM options) to arrive at an equity value range.

•	The equity value range was then divided by the total common stock equivalents of 8.512 million, which includes ITM options, to obtain a range of indicated common stock shares prices of between $1.40 and $2.26.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – DISCOUNTED CASH FLOW ANALYSIS

Indicated Reference Range

($ in thousands, except per share)

	Selected Range
	Low - High					Indicated EV Value			Indicated Equity Value (1)		Indicated Share Price (2)
LTM Revenue Terminal Multiple	0.40	x	-	0.45	x	$41,999	-	$46,833	$13,826	$18,660	$1.62	-	$2.19
LTM EBITDA Terminal Multiple	7.50	x	-	8.50	x	$40,151	-	$44,946	$11,978	$16,773	$1.41	-	$1.97
Perpetual Growth Method	11.50%		-	12.50%		$38,020	-	$50,324	$9,847	$22,151	$1.16	-	$2.60
Indicated Reference Range											$1.40	-	$2.26

(1)	Adjusted for $28,173 estimated net debt as of October 31, 2003, which includes cash from in the money options/warrants outstanding.

(2)	Based upon and assumes 8,512 shares and in the money options/warrants outstanding.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – DISCOUNTED CASH FLOW ANALYSIS

Estimated Ranges

($ in thousands, except per share)

Discount Rate	Estimated Range of Enterprise Values					Estimated Range of Equity Values					Estimated Range of Equity Values Per Share
Revenue Terminal Value Analysis
	0.400x	0.413x	0.425x	0.438x	0.450x	0.40x	0.41x	0.43x	0.44x	0.45x	0.40x	0.41x	0.43x	0.44x	0.45x
17.5%	$42,875	$43,864	$44,854	$45,844	$46,833	$14,702	$15,691	$16,681	$17,671	$18,660	$1.73	$1.84	$1.96	$2.08	$2.19
17.8%	$42,653	$43,636	$44,619	$45,603	$46,586	$14,480	$15,463	$16,446	$17,430	$18,413	$1.70	$1.82	$1.93	$2.05	$2.16
18.0%	$42,433	$43,410	$44,387	$45,364	$46,341	$14,260	$15,237	$16,214	$17,191	$18,168	$1.68	$1.79	$1.90	$2.02	$2.13
18.3%	$42,215	$43,186	$44,156	$45,127	$46,097	$14,042	$15,013	$15,983	$16,954	$17,924	$1.65	$1.76	$1.88	$1.99	$2.11
18.5%	$41,999	$42,964	$43,928	$44,892	$45,856	$13,826	$14,791	$15,755	$16,719	$17,683	$1.62	$1.74	$1.85	$1.96	$2.08

		Average	$44,389				Average	$16,216				Average	$1.91

EBITDA Terminal Value Analysis
	7.50x	7.75x	8.00x	8.25x	8.50x	7.50x	7.75x	8.00x	8.25x	8.50x	7.50x	7.75x	8.00x	8.25x	8.50x
17.5%	$40,977	$41,969	$42,962	$43,954	$44,946	$12,804	$13,796	$14,789	$15,781	$16,773	$1.50	$1.62	$1.74	$1.85	$1.97
17.8%	$40,768	$41,753	$42,739	$43,725	$44,711	$12,595	$13,580	$14,566	$15,552	$16,538	$1.48	$1.60	$1.71	$1.83	$1.94
18.0%	$40,560	$41,540	$42,519	$43,499	$44,478	$12,387	$13,367	$14,346	$15,326	$16,305	$1.46	$1.57	$1.69	$1.80	$1.92
18.3%	$40,354	$41,328	$42,301	$43,274	$44,247	$12,181	$13,155	$14,128	$15,101	$16,074	$1.43	$1.55	$1.66	$1.77	$1.89
18.5%	$40,151	$41,117	$42,084	$43,051	$44,018	$11,978	$12,944	$13,911	$14,878	$15,845	$1.41	$1.52	$1.63	$1.75	$1.86

		Average	$42,521				Average	$14,348				Average	$1.69

Perpetual Growth Terminal Value Analysis
	11.50%	11.75%	12.00%	12.25%	12.50%	11.50%	11.75%	12.00%	12.25%	12.50%	11.50%	11.75%	12.00%	12.25%	12.50%
17.5%	$43,387	$44,895	$46,540	$48,342	$50,324	$15,214	$16,722	$18,367	$20,169	$22,151	$1.79	$1.96	$2.16	$2.37	$2.60
17.8%	$41,883	$43,266	$44,769	$46,408	$48,203	$13,710	$15,093	$16,596	$18,235	$20,030	$1.61	$1.77	$1.95	$2.14	$2.35
18.0%	$40,496	$41,767	$43,145	$44,642	$46,276	$12,323	$13,594	$14,972	$16,469	$18,103	$1.45	$1.60	$1.76	$1.93	$2.13
18.3%	$39,212	$40,385	$41,652	$43,025	$44,517	$11,039	$12,212	$13,479	$14,852	$16,344	$1.30	$1.43	$1.58	$1.74	$1.92
18.5%	$38,020	$39,105	$40,275	$41,537	$42,905	$9,847	$10,932	$12,102	$13,364	$14,732	$1.16	$1.28	$1.42	$1.57	$1.73

		Average	$43,399				Average	$15,226				Average	$1.79

All Discounted amounts have been calculated utilizing a mid-year convention.

Sources	of information: Company financials, projections and management.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – DISCOUNTED CASH FLOW ANALYSIS

Free Cash Flow Projections

($ in thousands)

	Actual/Estimated		Projected
	FYE Feb-03	9 ME Nov-03	3 ME Feb-04	FYE Feb 29
				2004	2005	2006	2007	2008
Free Cash Flows
Revenue	$102,011	$60,011	$41,946	$101,957	$109,188	$115,847	$122,841	$130,182
Cost of Goods Sold	52,590	31,454	21,555	53,009	55,794	58,735	61,912	65,352

Gross Margin	49,421	28,557	20,391	48,948	53,394	57,112	60,929	64,830
Operating Expenses	47,241	31,517	13,641	45,158	49,345	52,581	55,387	58,303

EBITDA	2,180	(2,960)	6,750	3,790	4,049	4,531	5,542	6,527
Deprec. & Amort.	2,450	1,782	568	2,350	2,370	2,308	2,319	2,238

EBIT	(270)	(4,742)	6,182	1,440	1,679	2,223	3,223	4,289
Income Taxes	—	—	—	—	1,500	—	1,169	1,587

Unlevered After-tax Income	(270)	(4,742)	6,182	1,440	179	2,223	2,054	2,702
Add: Deprec. & Amort.	2,450	1,782	568	2,350	2,370	2,308	2,319	2,238
Add: Change in Net WC	(3,827)	(2,138)	2,538	400	(1,049)	(293)	(856)	(2,919)
Less: Capital Expenditures	696	500	500	1,000	1,500	2,000	2,000	2,000

Unlevered Free Cash Flows	$(2,343)	$(5,598)	$8,788	$3,190	$—	$2,238	$1,517	$21

	Actual FYE Feb-03	Projected
		FYE Feb 29
		2004	2005	2006	2007	2008
Growth Analysis
Revenue	na	-0.1%	7.1%	6.1%	6.0%	6.0%
Cost of Goods Sold	na	0.8%	5.3%	5.3%	5.4%	5.6%
Gross Margin	na	-1.0%	9.1%	7.0%	6.7%	6.4%
Operating Expenses	na	-4.4%	9.3%	6.6%	5.3%	5.3%
EBITDA	na	73.9%	6.8%	11.9%	22.3%	17.8%
Deprec. & Amort.	na	-4.1%	0.9%	-2.6%	0.5%	-3.5%
EBIT	na	na	16.6%	32.4%	45.0%	33.1%
Income Taxes	na	na	na	-100.0%	na	35.7%
Unlevered After-tax Income	na	na	-87.6%	1141.9%	-7.6%	31.6%
Add: Deprec. & Amort.	na	-4.1%	0.9%	-2.6%	0.5%	-3.5%
Add: Change in Net WC	na	na	-362.3%	na	na	na
Less: Capital Expenditures	na	43.7%	50.0%	33.3%	0.0%	0.0%
Unlevered Free Cash Flows	na	na	-100.0%	na	-32.2%	-98.6%

Profitability Analysis
Gross Margin	48.4%	48.0%	48.9%	49.3%	49.6%	49.8%
EBITDA	2.1%	3.7%	3.7%	3.9%	4.5%	5.0%
EBIT	-0.3%	1.4%	1.5%	1.9%	2.6%	3.3%
Unlevered After-tax Income	-0.3%	1.4%	0.2%	1.9%	1.7%	2.1%

Sources of information: Company financials, projections and management.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – DISCOUNTED CASH FLOW ANALYSIS

Working Capital and Income Tax

($ in thousands)

	Actual/ Estimated		Projected
	FYE Feb-03	9 ME Nov-03	3 ME Feb-04	FYE Feb 29
				2005	2006	2007	2008
Non-Cash Working Capital Assumptions
AR Days Outstanding	0	na	0	0	0	0	0
A/R - % Sales	0.0%	na	0.1%	0.1%	0.1%	0.1%	0.1%

Days Inventory Outs.	289	na	282	281	273	268	267
Inv - % CGS	79.2%	na	77.3%	76.9%	74.7%	73.4%	73.1%

Prepay & Other - % CGS & Op E	3.5%	na	3.1%	2.9%	2.7%	2.6%	2.5%

AP Days Outstanding	44	na	42	42	42	42	41
A/P - % CGS & Op Exp	12.0%	na	11.6%	11.6%	11.6%	11.6%	11.2%

Non-Cash Net Working Capital

Accounts Receivable	$7	$110	$110	$110	$110	$110	$110
Inventory	41,637	50,798	41,000	42,912	43,904	45,460	47,798
Prepayments	3,497	4,055	3,055	3,055	3,055	3,055	3,055
Accounts Payable	11,944	19,628	11,368	12,231	12,930	13,630	13,905

Non-Cash Net WC	$33,197	$35,335	$32,797	$33,846	$34,139	$34,995	$37,058

Change in Non-Cash Net WC	$(3,827)	$(2,138)	$2,538	$(1,049)	$(293)	$(856)	$(2,919)

	Actual/ Estimated		Projected
	FYE Feb-03	9 ME Nov-03	3 ME Feb-04	FYE Feb 29
				2005	2006	2007	2008
Income Tax Expense and Assumptions
Statutory Tax Rate	37.0%	37.0%	37.0%	37.0%	37.0%	37.0%	37.0%
Effective Tax Rate	0.0%	0.0%	0.0%	89.3%	0.0%	36.3%	37.0%

EBT	(270)	(4,742)	6,182	1,679	2,223	3,223	4,289

Tax Expense	$(100)	$(1,755)	$2,287	$2,121	$823	$1,193	$1,587
NOL Usage	100	1,755	(2,287)	(621)	(823)	(23)	—

Income Tax Expense	$—	$—	$—	$1,500	$—	$1,169	$1,587

Ending NOL Balance	$3,362	$5,117	$2,829	$846	$23	$—	$—

Sources of information: Company financials, projections and management.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – DISCOUNTED CASH FLOW ANALYSIS

Cost of Capital, Net Debt & Stock Equivalents

($ in thousands, except per share)

Cost of Equity

Riskless (1)
20 year treasury coupon (Rf)	5.1%
Risk (2)
Equity risk premium (EP)	7.0%
Industry risk premium (IP)	1.6%
Size Premium (SP)	9.2%
Company Specific
Poor Historical Track Record	2.0%

24.9%

Cost of Debt

Type of Debt	Nominal Rate	Amount	% of Debt	Weighted Cost of Debt
Revolving Line of Credit	5.00%	$26,007	91.0%	4.5%
Related Party Loan 1	10.00%	1,750	6.1%	0.6%
Related Party Loan 2	4.00%	829	2.9%	0.1%

		$28,586	100.0%	5.3%

Weighted Average Cost of Capital

	Shares Outs. (in thousands)	Stock Price 25-Nov-03	Market Value	% of Total Capital	Industry Avg. % of Total Capital (3)	Nominal Rate	Effective Tax Rate	Cost of Capital	Weighted Cost of Capital
Debt			$28,586	75.4%	32.0%	5.3%	37.0%	3.3%	1.1%
Equity	8,476	$1.1000	9,324	24.6%	68.0%	24.9%		24.9%	16.9%

			$37,910	100.0%	100.0%				18.0%

Net Debt

Preliminary as of 31-Oct-03
Debt & Other Obligations
Interest Bearing Debt	$28,586
Minority Interests	—
Preferred Stock	—

28,586

Less Cash
Cash on Hand	359
Assumed cash from exercise of options	54
Assumed cash from Other	—

413

Net Debt	$28,173

Common Stock Equivalents

			as of 31-Oct-03
Common Stock Equivalents (in thousands)
Common Stock Outstanding			8,476
Stock issued re Other			—

			8,476

	Exercise $
Options in the money (4): Plan 1		$1.50	36
Plan 2		$—	—

			36

Total Common Stock Equivalents			8,512

(1)	As reported by the Federal Reserve Board on a daily basis as of November 24, 2003.

(2)	Sourced from the Ibbotson SBBI Valuation Edition 2003 Yearbook. Industry risk premium based on SIC 5944 (Jewelry Stores).

(3)	Sourced from Ibbotson 2003 Cost of Capital Yearbook, based on average composite debt to total capital ratio for SIC 5944

(4)	Options in the money includes all options and warrants with an exercise price less than or equal to $2.00 per share.

Sources of information: Company financials, projections & management, Ibbotson 2003 SBBI and Federal Reserve Board.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – SELECTED COMPARABLE COMPANY ANALYSIS

•	The selected comparable company analysis compares the trading multiples of the Company with those of other publicly traded companies that are similar with respect to business and revenue model, operating sector, size and target customer base.

•	Capitalink located five companies that it deemed comparable to the Company with respect to their industry sector and market served (the “Comparable Companies”). All are involved in the operation of jewelry stores in the United States and operate under the SIC code 5944.

•	Reeds is significantly smaller than all of the Comparable Companies. As of November 25, 2003, the enterprise values for the Comparable Companies ranged from approximately $3.6 billion to approximately $72.9 million and revenue ranged from approximately $2.5 billion to approximately $111.9 million. In comparison, Reeds had an enterprise value and LTM revenue of approximately $33.5 million and approximately $101.1 million, respectively.

•	In terms of number of stores, average store size, and average sales per store, Reeds is smaller than the average of the Comparable Companies. Reeds has a total of 91 stores compared with the mean and median of the Comparable Companies of 1,000 and 697, respectively. The Company’s stores are also smaller in size with 1,150 square feet, compared with a mean of 1,849 and a store weighted average of 1,319 square feet for the Comparable Companies. Average sales per store and average price per transaction for Reeds is approximately $1.0 million compared with a mean of $1.6 million for the Comparable Companies. However, the average price per transaction of $280 for Reeds is slightly above the median of the Comparable Companies of $263.

•	Capitalink noted that of the Comparable Companies, Friedmans and Whitehall Jewellers were the most comparable in terms of size and operating model. However, Friedmans is currently under-going a SEC fraud investigation that has negatively impacted their share price and has announced it will need to restate its historical results to reflect increases in allowances for doubtful accounts.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – SELECTED COMPARABLE COMPANY ANALYSIS

•	Multiples utilizing market value and enterprise value were used. The difference between the two is as follows:

•	Market value equals price per share times number of shares outstanding,

•	Enterprise value equals market value plus interest bearing debt, preferred stock and minority interest, less cash and equivalents.

•	Market values were used to calculate multiples of EPS, common equity, and net tangible common equity, while enterprise values were used to calculate multiples of LTM revenue, LTM EBIT, LTM EBITDA, and total assets. For comparison purposes, all operating profits including EBITDA were normalized to exclude unusual and extraordinary expenses or income.

•	The comparable company analysis generated a wide range of multiples:

•	Based on market value, the mean LTM EPS multiple and common equity multiple was 12.8 times and 1.5 times, respectively.

•	Based on enterprise value, the mean LTM revenue and LTM EBITDA multiple was 0.82 times and 8.0 times respectively, compared with an LTM revenue multiple of 0.33 times and EBITDA multiple of 19.4 times for the Company. The high EBITDA multiple reflects the Company’s historically low LTM EBITDA of $1.7 million.

•	Capitalink noted that the EBITDA margin for the Company of 1.7% for the LTM period ended August 31, 2003 was lower than all of the Comparable Companies, the mean and media of which was 7.9% and 9.6%, respectively. Given the volatility in the Company’s EBITDA, Capitalink also calculated the average EBITDA from FY2000 to LTM August 2003 to be approximately $4.0 million.

•	Capitalink noted that the Company’s debt to total invested capital ratio of 73.7% is higher than any of the Comparable Companies (the mean and median of which was 39.7% and 36.3%, respectively).

•	Capitalink determined a range of indicated values for the Company by selecting a range of valuation multiples based on the Comparable Companies, and applying them to the Company’s net tangible equity, LTM revenue, NFY Revenue and average EBITDA (from FY2000 to LTM August 2003).

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – SELECTED COMPARABLE COMPANY ANALYSIS

•	Capitalink expects the Company’s valuation multiples to be below the average of the Comparable Companies due to the smaller size of the Company (which limits the ability of the Company to gain economies of scale advantages with respect to corporate costs and supply costs) and the poor historical performance of the Company relative to most of the Comparable Companies.

•	Capitalink selected an appropriate multiple range for the Company as follows:

•	0.5 times to 1.0 times net tangible equity.

•	0.40 times to 0.50 times LTM revenue.

•	0.35 times to 0.40 times NFY revenue.

•	7.8 times to 8.8 times average EBITDA.

•	Based on the selected multiple ranges, and taking into account net debt of approximately $24.1 million and common stock equivalents of 8.512 million shares as of August 31, 2003, Capitalink calculated a range of indicated equity values per share of between $1.47 and $2.25.

•	An analysis of publicly-traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – SELECTED COMPARABLE COMPANY ANALYSIS

Indicated Reference Range

($ in thousands, except per share)

		Selected Multiple Range
	Statistic	Low		-	High		Indicated EV Value			Indicated E quity Value(1)			Indicated Share Price(2)
Market Value Multiple
Net Tangible Equity (8/31/03)	$24,220	0.5	x	-	1.0	x				$12,110	-	$24,220	$1.42	-	$2.85
Total Enterprise Value (EV) Multiple
LTM Revenue (8/31/03)	$101,084	0.40	x	-	0.45	x	$40,434	-	$45,488	$16,333	-	$21,387	$1.92	-	$2.51
NFY Revenue (2/28/04)	$109,188	0.35	x	-	0.40	x	$38,216	-	$43,675	$14,115	-	$19,574	$1.66	-	$2.30
Average EBITDA (FY2000-LTM Aug 2003)	$4,040	7.8	x	-	8.8	x	$31,441	-	$35,481	$7,340	-	$11,380	$0.86	-	$1.34
Indicated Reference Range													$1.47	-	$2.25

(1)	Adjusted for $24,101 net debt as of August 31, 2003, which includes cash from in the money options/warrants outstanding.

(2)	Based upon and assumes 8,512 shares and in the money options/warrants outstanding.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – SELECTED COMPARABLE COMPANY ANALYSIS

Valuation Multiples

($ in thousands, except per share data)

									MV as a Multiple of								EV as a Multiple of										5 Yr EPS Growth Proj (3)
Company	Ticker	Stock Price 25-Nov-03	% Below/ Above 52-week High-Low			Market Value MV	Total Invested Capital TIC (1)	Enterprise Value EV (2)	EPS (3)				Common Equity		Net Tang Com Eq		Revenue (3)				LTM EBIT		LTM EBITDA		Total Assets
									LTM		Est CFY						LTM		Est CFY
Signet Group PLC	SIGY	$53.250	10.3%	–	78.7%	$3,050,693	$3,686,160	$3,636,089	15.0	x	14.0	x	2.6	x	2.7	x	1.43	x	na		10.8	x	9.1	x	2.0	x	10.0%
Zale Corp	ZLC	55.170	1.6%	–	94.6%	1,512,155	1,696,555	1,661,282	18.6		14.9		2.3		2.7		0.75		0.73		10.6		7.8		1.3		13.9%
Friedmans Inc	FRM	6.390	63.5%	–	26.5%	120,228	247,425	247,139	4.6		4.6		0.4		0.4		0.53		0.53		6.0		4.6		0.5		15.0%
Whitehall Jewellers	JWL	10.820	18.3%	–	37.0%	153,806	240,821	239,422	na		14.1		1.4		1.4		0.72		0.66		22.3		10.7		0.8		20.0%
Mayor’s Jewelers	MYR	0.720	26.5%	–	323.5%	14,118	74,019	72,943	na		na		0.7		0.7		0.65		na		na		na		0.7		na

				High		$3,050,693	$3,686,160	$3,636,089	18.6	x	14.9	x	2.6	x	2.7	x	1.43	x	0.73	x	22.3	x	10.7	x	2.0	x	20.0%
				Mean		970,200	1,188,996	1,171,375	12.8		11.9		1.5		1.6		0.82		0.64		12.4		8.0		1.0		14.7%
				Median		153,806	247,425	247,139	15.0		14.0		1.4		1.4		0.72		0.66		10.7		8.5		0.8		14.4%
				Low		14,118	74,019	72,943	4.6		4.6		0.4		0.4		0.53		0.53		6.0		4.6		0.5		10.0%
Reeds Jewelers	RJI	$1.100	18.5%	–	20.9%	$9,324	$33,991	$33,479	na		na		0.4	x	0.4	x	0.33	x	0.33	x	na		19.4	x	0.5	x	na

(1)	Total Invested Capital equals Market Value plus total debt, preferred stock, and minority interests.

(2)	Enterprise Value equals Market Value plus total debt, preferred stock, and minority interests, less cash.

(3)	Sources of estimates: Multex Estimates and other various securities analysts’ estimates and reports.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – SELECTED COMPARABLE COMPANY ANALYSIS

Margin and Other Analyses

($ in thousands)

		LTM (1)														as of Latest Available Filing
Company		Revenue	as Percentage of Revenue						Return on		Accts Receivable Turnover		Inventory Turnover		Days Sales Outstanding	Current Ratio	Total Debt to TIC	Total Debt to EBITDA		Latest FY Revenue Growth
			Gross Margin	S G & A	Operating Margin	EBITDA	EBIT	Net Income	Average Assets	Average Common Eq
Signet Group PLC		$2,537,866	16.9%	3.6%	13.3%	15.7%	13.3%	8.0%	11.0%	18.3%	4.9	x	2.4	x	74.7	4.0	17.5%	1.6	x	8.3%
Zale Corp		2,212,241	50.2%	40.3%	7.4%	9.6%	7.1%	4.3%	6.9%	12.0%	na		1.4		na	2.5	11.1%	0.9		0.9%
Friedmans Inc		462,758	47.7%	36.0%	9.0%	11.6%	9.0%	5.8%	5.6%	9.1%	2.8		1.7		128.7	5.7	51.5%	2.4		6.1%
Whitehall Jewellers		332,087	36.6%	33.4%	3.2%	6.8%	3.2%	1.1%	1.4%	3.3%	339.9		1.0		1.1	1.3	36.3%	3.9		0.6%
Mayor’s Jewelers		111,910	38.1%	42.4%	-7.1%	-4.4%	-7.1%	-10.4%	-10.8%	-49.8%	18.9		0.8		19.4	1.6	82.1%	na		-26.3%

	High	$2,537,866	50.2%	42.4%	13.3%	15.7%	13.3%	8.0%	11.0%	18.3%	339.9	x	2.4	x	128.7	5.7	82.1%	3.9	x	8.3%
	Mean	1,131,372	37.9%	31.2%	5.1%	7.9%	5.1%	1.8%	2.8%	-1.4%	91.6		1.5		55.9	3.0	39.7%	2.2		-2.1%
	Median	462,758	38.1%	36.0%	7.4%	9.6%	7.1%	4.3%	5.6%	9.1%	11.9		1.4		47.0	2.5	36.3%	2.0		0.9%
	Low	111,910	16.9%	3.6%	-7.1%	-4.4%	-7.1%	-10.4%	-10.8%	-49.8%	2.8		0.8		1.1	1.3	11.1%	0.9		-26.3%
Reeds Jewelers		$101,084	48.1%	46.4%	-0.7%	1.7%	-0.7%	-2.7%	-4.0%	-10.2%	53.9	x	1.2	x	6.8	3.1	73.7%	14.3	x	-10.1%

(1)	May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – SELECTED COMPARABLE COMPANY ANALYSIS

Store Comparisons

($ in thousands)

Company (1)	No. of Stores	Avg. Store Size (Sq ft)	Average Sales Per Store	Average Price Per Transaction	Type of Products
Signet Group PLC
US - Kay	676	1,444	$1,490	$242	Low end diamonds, gold, gemstones, watches.
US - Regional	307	1,444	1,558	265	Low to medium end diamonds, gold, gemstones, watches.
US - Jared	67	5,800	4,310	558	Medium to high end daimonds, golds, watches
UK - H. Samuels	418	1,124	1,090	53	Low end diamonds, gold, gemstones, watches.
UK - Ernest Jones	192	851	1,658	209	Low to medium end diamonds, gold, gemstones, watches.
Total/Average	1,660	1,471	1,535	208

Zale Corporation
Zales	851	1,654	1,356	282	Low to medium end diamonds, gold, gemstones, watches.
Gordon’s	287	1,444	1,084	355	Low to High end diamonds, gold, gemstones.
Bailey Banks Biddle	116	3,593	2,702	916	High end watches, jewelry, gemstones
People’s Jewelers	167	1,586	878	177	Low end diamonds, gold, gemstones, watches, wedding items.
Piercing Pagoda	813	192	322	27	Low end gold jewelrey sold through small kiosks.
Total/Average	2234	1,191	979	224
Friedmans Inc	697	1,500	664	na	Low end diamonds, gold, gemstones, watches.
Whitehall Jewellers	383	870	929	302	Low to medium end diamonds, gold, gemstones, watches.
Mayor’s Jewelers	28	4,213	3,997	1,360	High end watches, jewelry and gifts.
High	2,234	4,213	$3,997	$1,360
Simple Mean	1,000	1,849	1,621	523
Store Weighted Average	582	1,319	1,133	200
Median	697	1,471	979	263
Low	28	870	664	208
Reeds Jewelers	92	1,150	$1,099	$280	Low to medium end diamonds, gold, gemstones, watches.

(1)	Derived from latest available SEC Edgar filings for each company and management estimates.

Source: SEC Edgar filings & Company management.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – SELECTED COMPARABLE COMPANY ANALYSIS

Income Statement Review

($ in thousands, except per share data)

		Revenue		EBITDA (1)		EBIT (1)		Net Income (1)		EPS (1)		Latest Available 10-Q	Latest Available 10-K
Company		LTM	Latest 10-K	LTM	Latest 10-K	LTM	Latest 10-K	LTM	Latest 10-K	LTM	Latest 10-K
Signet Group PLC		$2,537,866	$2,460,240	$398,488	$388,620	$336,827	$330,786	$201,983	$197,217	$3.54	$3.46	31-Jul-03	1-Feb-03
Zale Corp		2,212,241	2,212,241	213,467	213,467	157,314	157,314	95,655	95,655	2.96	2.96	31-Jul-03	31-Jul-03
Friedmans Inc		462,758	436,069	53,884	47,047	41,460	35,707	26,657	23,167	1.39	1.35	28-Jun-03	28-Sep-02
Whitehall Jewellers		332,087	341,037	22,426	31,553	10,726	20,337	3,805	9,907	0.25	0.68	31-Jul-03	31-Jan-03
Mayor’s Jewelers		111,910	118,391	(4,894)	(14,068)	(7,987)	(18,245)	(11,591)	(23,022)	(0.59)	(1.18)	27-Sep-03	29-Mar-03

	High	$2,537,866	$2,460,240	$398,488	$388,620	$336,827	$330,786	$201,983	$197,217	$3.54	$3.46
	Mean	1,131,372	1,113,596	136,674	133,324	107,668	105,180	63,302	60,585	1.51	1.45
	Median	462,758	436,069	53,884	47,047	41,460	35,707	26,657	23,167	1.39	1.35
	Low	111,910	118,391	(4,894)	(14,068)	(7,987)	(18,245)	(11,591)	(23,022)	(0.59)	(1.18)
Reeds Jewelers		$101,084	$102,011	$1,729	$2,180	$(727)	$(270)	$(2,681)	$(1,079)	$(0.32)	$(0.13)	31-Aug-03	28-Feb-03

(1)	May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

ALUATION ANALYSIS – SELECTED COMPARABLE COMPANY ANALYSIS

Balance Sheet Review

($ in thousands)

		As of Latest Available Filing											Latest Available Filing
Company		Cash & Mrkt Sec	Accounts Receivables	Inventory	Total Current Assets	PPE, net	Intangibles, net	Total Assets	Total Current Liabilities	Total Debt	Total Common Eq	Net Tangible Common Eq
Signet Group PLC		$50,071	$508,921	$905,464	$1,464,456	$345,828	$31,717	$1,842,001	$367,724	$635,467	$1,166,928	$1,135,211	31-Jul-03
Zale Corp		35,273	—	798,761	886,484	266,167	82,199	1,294,106	354,041	184,400	652,323	570,124	31-Jul-03
Friedmans Inc		286	176,433	153,134	346,911	52,947	5,022	496,176	61,274	127,197	305,756	300,734	28-Jun-03
Whitehall Jewellers		1,399	333	206,149	216,683	63,604	5,662	286,730	165,719	87,015	113,154	107,492	31-Jul-03
Mayor’s Jewelers		1,076	5,314	87,386	95,530	14,704	—	111,098	61,160	59,901	19,189	19,189	27-Sep-03
	High	$50,071	$508,921	$905,464	$1,464,456	$345,828	$82,199	$1,842,001	$367,724	$635,467	$1,166,928	$1,135,211
	Mean	17,621	138,200	430,179	602,013	148,650	24,920	806,022	201,984	218,796	451,470	426,550
	Median	1,399	5,314	206,149	346,911	63,604	5,662	496,176	165,719	127,197	305,756	300,734
	Low	286	—	87,386	95,530	14,704	—	111,098	61,160	59,901	19,189	19,189
Reeds Jewelers		$512	$2,332	$44,458	$49,316	$9,844	$—	$68,138	$15,933	$24,667	$24,220	$24,220	31-Aug-03

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – COMPARABLE TRANSACTIONS ANALYSIS

•	The comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to the Company.

•	The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

•	Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be “material” for the acquirer. As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

•	Capitalink located seven transactions announced since February 2000 involving target companies in related industries to the Company (the “Comparable Transactions”) and for which detail financial information was available. Target companies were involved in the operation of jewelry and/or watch stores and were generally classified under the SIC code 5944.

•	Based on the information disclosed with respect to the targets in the each of the Comparable Transactions, Capitalink calculated and compared enterprise values as multiples of LTM revenue and LTM EBITDA and market value or price paid as a multiple of net common equity.

•	A review of the analysis indicates mean enterprise value multiples to LTM revenue of 0.65 times and price paid to net common equity of 1.5 times. Only one of the transactions provided information on EBITDA of which the multiple was 6.5 times.

•	Capitalink determined a range of indicated equity values for the Company by selecting a range of valuation multiples based on the Comparable Transactions, and applying them to the Company’s net common equity, LTM revenue and average EBITDA (from FY2000 to LTM Aug 2003).

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – COMPARABLE TRANSACTIONS ANALYSIS

•	As with the Comparable Company analysis, the Company’s unique characteristics, smaller size and poor historical performance would suggest Reeds be valued below the average of the Comparable Transaction multiples.

•	Therefore taking into account those factors, Capitalink selected an appropriate multiple range for the Company as follows:

•	Between 0.60 times and 1.0 times net common equity.

•	Between 0.44 times and 0.50 times LTM revenue.

•	Between 6.5 times and 9.0 times average EBITDA.

•	Based on the selected multiple ranges, and taking into account net debt of approximately $24.1 million and common stock equivalents of 8.512 million shares as of August 31, 2003, Capitalink calculated a range of indicated equity values per share of between $1.44 and $2.46.

•	None of the Comparable Transactions are identical to the Proposed Transaction. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the Comparable Transactions and other factors that could affect the respective acquisition values.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – COMPARABLE TRANSACTIONS ANALYSIS

Indicated Reference Range

($ in thousands, except per share)

		Selected Multiple Range
	Statistic	Low	-	High	Indicated EV Value			Indicated Equity Value (1)			Indicated Share Price (2)
Market Value as a Multiple of:
Net Common Equity (8/31/03)	$24,220	0.6x	-	1.0x				$14,532	-	$24,220	$1.71	-	$2.85
Total Enterprise Value (EV) Multiple
LTM Revenue (8/31/03)	$101,084	0.44x	-	0.50x	$44,309	-	$50,542	$20,208	-	$26,441	$2.37	-	$3.11
Average EBITDA (FY2000-LTM Aug 2003)	$4,040	6.5x	-	9.0x	$26,228	-	$36,360	$2,127	-	$12,259	$0.25	-	$1.44
Indicated Reference Range											$1.44	-	$2.46

(1)	Adjusted for $24,101 net debt as of August 31, 2003, which includes cash from in the money options/warrants outstanding.

(2)	Based upon and assumes 8,512 shares and in the money options/warrants outstanding.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – COMPARABLE TRANSACTIONS ANALYSIS

Comparable Transaction Review

($ in millions)

						MRQ Net Common Equity	Total Price Paid (1) TPP	Total Invested Capital (2) TIC	Enterprise Value (2) EV	TPP Multiple of Net Common Equity

Announced Date	Closing Date			TTM								EV Multiple of
		Acquiror	Target/Transaction Description	Revenue	EBITDA							Revenue		EBITDA
12-Aug-02	28-Oct-02	Tiffany & Co. (NYSE: TIF)	Little Switzerland Acquired remaining 55% for $22.5M	$59.62	$(1.95)	$1.16	$22.52	$26.82	$47.92	na		0.80x		na
31-Jul-02	20-Aug-02	Henry Birks & Sons	Mayors Jewelers Inc Acquired 72% stake of fine jeweler in SE	155.86	(18.20)	52.72	15.00	65.44	68.32	0.3		0.44		na
10-Apr-01	4-May-01	Tiffany & Co. (NYSE: TIF)	Little Switzerland Acquired 45% stake at $9.0 million.	56.30	(5.20)	17.00	20.00	30.20	29.00	1.2		0.52		na
11-Aug-00	20-Sep-00	Zale Corp (NYSE: ZLC)	Piercing Pagoda, Inc Operates specialty jewelry kiosk stores	280.72	33.73	65.56	197.55	220.12	218.98	3.0		0.78		6.5
1-Jun-00	1-Jun-00	Signet Group PLC	Marks & Morgan Jewelers, Inc Retails Jewelry	158.10	—	—	115.00	160.00	160.00	na		1.01		na
4-May-00	7-Jun-00	Sunglass Hut International	Watch World International, Inc Retails Watches	42.00	—	—	30.00	30.00	30.00	na		0.71		na
10-Feb-00	4-Apr-00	Finlay Enterprises (NASD: FNLY)	Jay B. Rudolph 57 fine jewelery stores	84.00	—	—	23.00	23.00	23.00	na		0.27		na

						High	$197.55	$220.12	$218.98	3.0	x	1.01	x	6.5	x
						Mean	60.44	79.37	82.46	1.5		0.65		6.5
						Median	23.00	30.20	47.92	1.2		0.71		6.5
						Low	15.00	23.00	23.00	0.3		0.27		6.5

(1)	Total Price Paid equals common equity value of interest acquired, with exception of Little Switzerland, where number is total implied price paid for 100% based on 45% stake acquired for $9.0 million.

(2)	Enterprise Value equals Total Price Paid plus total debt, preferred stock, and minority interests, less cash.

Sources of information: SEC Edgar Filings, Press Releases, CapitalIQ, Multex, Mergerstat, Thomson Financial, & Done Deals.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – ACQUISITIONS PREMIUMS PAID ANALYSIS

•	The acquisition premiums analysis involves the examination of the acquisition premiums derived in other transactions where a minority interest of a public company was acquired. Capitalink reviewed the one-day, five-day and 30-day premiums for all minority interest transactions where:

•	The transaction was announced on or after January 2001,

•	The transaction value is less than or equal to $25.0 million,

•	The acquiring party previously had more than 50% shareholding in the target company, and

•	The target company is based in the United States.

•	Capitalink reviewed approximately 46 transactions that met these criteria and calculated the mean and median of the acquisition premiums. They were 57.2% and 37.3%, for the one day premium, 66.2% and 41.0% for the five day premium and 63.5% and 40.8% for the 30 day premium.

•	Based on the premiums paid in the scenario set forth above, Capitalink derived an indicated range of per share market values for the Company using the prior one-day, five-day and 30-day share price as of November 25, 2003.

•	Based on the selected multiple ranges, Capitalink calculated a range of indicated equity values per share of between $1.55 to $1.80.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – ACQUISITIONS PREMIUMS PAID ANALYSIS

Indicated Reference Range

		Selected Range
	Statistic	Low	-	High	Indicated Share Price
Acquisitions Premiums Paid (1)
Prior One Day	$1.10	37.3%	-	57.2%	$1.51	-	$1.73
Prior 5 Day	$1.10	41.0%	-	66.2%	$1.55	-	$1.83
Prior 30 Day	$1.13	40.8%	-	63.5%	$1.59	-	$1.85
Indicated Reference Range					$1.55	-	$1.80

(1)	Includes acquisitions by controlling shareholder (>50%) of minority interests from January 2001 with deal value < $25 million. Acquisitions at a discount (negative premiums) have been excluded.

Sources of information: Commodity Systems, Inc. and Mergerstat, Inc.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – ACQUISITIONS PREMIUMS PAID ANALYSIS

Acquisition Premiums Review (1)

Announc. Date	Seller	Buyer	Previous Ownership Percentage	Percentage Sought	Premiums
					1 Day	5 Day	30 Day
30-Oct-03	Bausch & Lomb Inc (RayBan Sun Optics India Ltd)	Luxottica Group SpA	44.00%	20.00%	86.03%	94.56%	92.76%
9-Sep-03	ON Command Corp	Liberty Media Corp	74.00%	26.00%	125.23%	125.23%	93.37%
21-Aug-03	Joule Inc	Private Group Led By Wellman	72.00%	28.00%	3.85%	3.85%	25.00%
14-Aug-03	TDS Informationstechnologie AG	General Atlantic Partners LLC	26.59%	44.41%	na	na	17.50%
13-Jun-03	Atalanta/Sosnoff Capital Corp	Private Group Led By Management of Atalanta/Sosnof	82.69%	17.31%	0.36%	6.65%	12.50%
29-May-03	BCT International Inc	Phoenix Group of Florida Inc	52.50%	47.50%	117.39%	102.02%	113.90%
16-May-03	Wolohan Lumber Co	Private Group Led By Management of Wolohan Lumber	51.20%	48.80%	10.41%	8.75%	9.57%
5-May-03	Westerbeke Corp	Westerbeke Acquisition Corp	56.20%	43.80%	65.75%	65.75%	71.43%
5-May-03	Atlantic Data Services Inc	Private Group Led by Management of Atlantic Data	65.06%	34.94%	1.01%	2.04%	14.50%
5-May-03	Semele Group Inc	Private Group Led by Management of Semele Group Inc	53.08%	46.92%	25.00%	25.00%	21.21%
29-Apr-03	RWD Technologies Inc	Research Park Acquisition Inc	66.00%	34.00%	128.26%	147.06%	156.10%
27-Mar-03	DSI Toys Inc	DSI Acquisition Inc	73.28%	26.72%	11.90%	8.05%	na
26-Mar-03	InvestorsBancorp Inc	Private Group Led by Management of InvestorsBancor	61.80%	38.20%	na	4.80%	9.65%
24-Mar-03	Judge Group Inc	Private Group Led by Management of Judge Group Inc	60.00%	40.00%	17.14%	12.33%	29.13%
6-Feb-03	deltathree Inc	Atarey Hasharon Chevra Lepituach Vehashkaot Benadl	71.00%	29.00%	37.25%	27.27%	48.94%
3-Feb-03	9278 Communications Inc	NTSE Holding Corp	54.20%	45.80%	185.71%	257.14%	150.00%
29-Jan-03	DSI Toys Inc	Mvii Llc	55.20%	44.80%	na	na	15.79%
22-Nov-02	Unimark Group Inc (The)	M&M Nominee LLC	62.50%	37.50%	132.14%	160.00%	66.67%
19-Nov-02	MDI Entertainment Inc	Scientific Games Corp	66.00%	34.00%	27.27%	40.00%	53.85%
13-Nov-02	Media Source Inc	Private Group Led By Davis	65.90%	34.10%	12.44%	45.16%	36.36%
19-Sep-02	WJ Communications Inc	Fox Paine & Co LLC	65.50%	34.50%	0.92%	na	29.41%
13-Aug-02	Oriole Homes Corp	Levy Group (The)	60.10%	39.90%	63.33%	63.33%	29.29%
13-Aug-02	R-B Rubber Products Inc	Dash Multi-Corp Inc	70.00%	30.00%	83.01%	69.70%	95.80%
5-Aug-02	Sandata Technologies Inc	Sandata Acquisition Corp	74.40%	25.60%	282.00%	516.13%	180.88%
12-Jun-02	Swiss Army Brands Inc	Victorinox AG	66.90%	33.10%	41.73%	42.63%	40.85%
16-May-02	Electric Lightwave Inc	Citizens Communications Co	85.00%	15.00%	105.88%	79.49%	55.56%
16-May-02	Balanced Care Corp	IPC Advisors Sarl	53.30%	46.70%	150.00%	177.78%	127.27%
10-Apr-02	PartsBase Inc	Private Group Led by Robert A Hammond Jr	65.00%	35.00%	95.83%	95.83%	95.83%
3-Apr-02	CBNY Investment Services Corp	Private Group Led By CBNY Investment Services Mgmt	73.60%	26.40%	1.30%	1.00%	1.00%
28-Mar-02	Shibazaki Seisakusho Ltd	Alcoa Inc	50.50%	20.30%	30.87%	28.09%	44.71%
14-Mar-02	Konover Property Trust	Prometheus Southeast Retail Trust	66.00%	34.00%	20.00%	20.00%	24.26%
11-Mar-02	Hawker Pacific Aerospace	Deutsche Lufthansa AG	72.70%	27.30%	2.20%	3.50%	51.16%
6-Mar-02	CAA AG	Harman International Industries Inc	78.15%	21.85%	0.44%	27.50%	12.50%
22-Jan-02	Rottlund Co Inc (The)	Private Group Led by David and Bernard Rotter	71.40%	28.60%	18.06%	29.79%	46.63%
16-Nov-01	Ugly Duckling Corp	Private Group led by Ernest C Garcia II	61.00%	39.00%	41.77%	42.91%	30.74%
18-Sep-01	Organic Inc	Seneca Investments LLC	80.90%	19.10%	13.79%	17.86%	37.50%
22-Aug-01	HomeServices.Com Inc	Berkshire Hathaway Inc	83.50%	16.50%	38.78%	40.50%	66.67%
14-Aug-01	National Home Centers Inc	Private Group Led By Dwain A Newman	63.49%	36.51%	21.74%	17.65%	35.92%
3-Aug-01	Lincoln Snacks Co	Lincoln Snacks Acquisition Corp	89.80%	10.20%	12.90%	16.67%	27.27%
6-Jun-01	HIS Sportswear AG	VF Corp	85.00%	15.00%	18.48%	46.72%	32.09%
30-Apr-01	STV Group Inc	Private Group Led By ESOP Of STV Group Inc	62.81%	37.19%	97.37%	110.28%	80.00%
27-Apr-01	Pierre Foods Inc	PF Management Inc	63.00%	37.00%	101.61%	62.34%	121.24%
2-Apr-01	Milestone Properties Inc	Concord Assets Group Inc	68.80%	31.20%	40.96%	40.96%	40.96%
27-Mar-01	Hahn Automotive Warehouse Inc	Private Group Led By Futerman	64.00%	36.00%	33.33%	33.33%	9.89%
9-Feb-01	Marketing Specialists Corp	Private Group Led By Richmont Capital Partners I	83.20%	16.80%	98.41%	66.67%	468.18%
24-Jan-01	Firecom Inc	Private Group Led By Mendez	68.80%	31.20%	59.09%	59.09%	34.62%

				High	282.0%	516.1%	468.2%
				Mean	57.2%	66.2%	63.5%
				Median	37.3%	41.0%	40.8%
				Low	0.4%	1.0%	1.0%

(1)	Includes acquisitions by controlling shareholder (>50%) of minority interests from January 2001 with deal value < $25 million. Acquisitions at a discount (negative premiums) have been excluded.

Sources of information: Mergerstat, Inc.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – ADJUSTED NET BOOK VALUE ANALYSIS

•	Capitalink performed an adjusted book value analysis, based upon a going concern premise, to determine the value of the Company assuming all of its assets were valued at market value. Under historical cost accounting most assets in the Company’s financial statements are generally not reflected at market value, but reflect historical acquisition costs.

•	For the purposes of this analysis, based upon discussions with Company management and utilizing the Company’s balance sheet as of October 31, 2003, the following adjustments to market value were assumed:

•	Inventory adjustment to reflect market value of slow moving inventory.

•	Deferred tax asset adjustment to reflect assumed tax net operating loss adjustment.

•	Contingent purchase holdback adjustment to reflect the present value of the expected future cash flow.

•	The results of the analysis indicate that as of October 31, 2003, the Company’s net book value per share decreases from $2.67 to an adjusted net book value per share of $1.94.

PROJECT SPARKLE	CONFIDENTIAL

VALUATION ANALYSIS – ADJUSTED NET BOOK VALUE ANALYSIS

Adjusted Net Book Value Analysis as of October 31, 2003

($ in thousands)

		Market Adjusted Value
	Unadjusted Book Value	Adjs (1)	Notes	Adjusted
Current Assets:
Cash & Equivalents	$359	$—		$359
Accounts Receivable, net	2,097	—		2,097
Inventory	51,448	(900)	a	50,548
Other Current Assets	1,951	—		1,951

Total Current Assets	55,855	(900)		54,955

Long Term Assets:
Net Property, Plant & Equipment	9,510	—		9,510
Deferred Tax Asset	3,095	(1,500)	b	1,595
Intangible Assets	—	—		—
Contingent Purchase Holdback	5,474	(3,777)	c	1,697
Other	362	—		362

Total Long Term Assets	18,441	(5,277)		13,164

Total Assets	$74,296	$(6,177)		$68,119

Explanation of Notes:

a	Assumed market adjustment for slow-moving inventory.

b	Estimated tax adjustment.

c	Present value adjustment for payment received in 8 years using Company’s WACC.

		Market Adjusted Value
	Unadjusted Book Value	Adjs (1)	Notes	Adjusted
Current Liabilities:
Accounts Payable	15,961	—		15,961
Accrued Compensation	1,312	—		1,312
Accured Expenses	2,464	—		2,464
Current Portion of LT Debt	17	—		17

Total Current Liabilities	19,754	—		19,754

Long Term Liabilities
Revolving Credit Note	25,990	—		25,990
Notes Payable to Affiliate	2,579	—		2,579
Deferred Income Taxes	3,104			3,104
Other Long Term	216	—		216

Total Long Term Liabilities	31,889	—		31,889

Contingent Liabilities Other	—	—		—

Total Contingent Liabilities	—	—		—

Total Liabilities	51,643	—		51,643

Net Book Value	$22,653	$(6,177)		$16,476

Number Outstanding Shares as of October 31, 2003		8,476
Net Book Value Per Share	$2.67

Indicated Value, per share				$1.94

(1)	Adjustments determined in discussions with Company Management.

Sources of information: Company financials and management

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX

I	INTRODUCTION

II	COMPANY OVERVIEW

III	COMPANY FINANCIAL & MARKET PERFORMANCE

IV	VALUATION

V	APPENDIX

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX TABLE OF CONTENTS

COMPANY FINANCIAL DATA

COMPARABLE COMPANY DATA

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPANY FINANCIAL DATA

Normalized Comparative Summary Income Statements

($ in thousands except per share)

	for years ended the last day of February,				for the 6 months ended August 31,		LTM August 31, 2003
	2000	2001	2002	2003	2002	2003
Revenue	$120,861	$120,037	$113,449	$102,011	$39,972	$39,045	$101,084
Cost of Revenue	59,408	61,194	60,091	52,590	20,072	19,908	52,426

Gross Profit	61,453	58,843	53,358	49,421	19,900	19,137	48,658
Selling, General & Admin	51,430	53,134	52,808	47,241	21,335	21,023	46,929
Depreciation & Amortization	3,391	3,860	3,797	2,450	1,195	1,201	2,456

Total Operating Expenses	54,821	56,994	56,605	49,691	22,530	22,224	49,385

Operating Income (Loss)	6,632	1,849	(3,247)	(270)	(2,630)	(3,087)	(727)
Interest Income (Expense)	(966)	(1,749)	(1,871)	(1,443)	(711)	(620)	(1,352)

Pre-tax Income (Loss)	5,666	100	(5,118)	(1,713)	(3,341)	(3,707)	(2,079)
Income Tax (Benefit)	1,805	33	(1,548)	(634)	(1,236)	—	602

Normalized Net Income	$3,861	$67	$(3,570)	$(1,079)	$(2,105)	$(3,707)	$(2,681)

Normalized EBIT	$6,632	$1,849	$(3,247)	$(270)	$(2,630)	$(3,087)	$(727)
Total Depreciation & Amortization	$3,391	$3,870	$3,797	$2,450	$1,195	$1,201	$2,456
Normalized EBITDA	$10,023	$5,719	$550	$2,180	$(1,435)	$(1,886)	$1,729
Capital Expenditures, net of Disposals (CAPEX, net)	$5,397	$6,967	$2,792	$696	$555	$139	$280
Normalized EBITDA - CAPEX	$4,626	$(1,248)	$(2,242)	$1,484	$(1,990)	$(2,025)	$1,449
Earnings per Share
Basic Normalized EPS	$0.46	$0.01	$(0.42)	$(0.13)	$(0.25)	$(0.44)	$(0.32)
Basic Reported EPS	$0.57	$0.01	$(1.81)	$(0.18)	$(0.29)	$(0.46)	$(0.35)
Weighted Average Shares Outstanding (thousands)	8,476	8,476	8,476	8,476	8,476	8,476
Diluted Normalized EPS	$0.46	$0.01	$(0.42)	$(0.13)	$(0.25)	$(0.44)	$(0.32)
Diluted Reported EPS	$0.57	$0.01	$(1.81)	$(0.18)	$(0.29)	$(0.46)	$(0.35)
Weighted Average Shares Outstanding (thousands)	8,480	8,477	8,476	8,476	8,476	8,476
Normalizing Reconciliation
Restructuring/Goodwill Impairment	$—	$—	$(17,067)	$(270)	$(270)	$—	$—
Other Unusual (Expense) Gain Items	—	—	—	—	—	—	—
Income Tax Shelter (Charge) from Unusual Items	—	—	5,163	100	100	—	—

Unusual (Expense) Gain Items, net of Taxes	—	—	(11,904)	(170)	(170)	—	—
Accounting Changes, net of Taxes	—	—	—	—	—	—	—
Discontinued Operations, net of Taxes	941	(5)	98	(256)	(153)	(224)	(327)
Extraordinary Items, net of Taxes	—	—	—	—	—	—	—

Total Reconciling Items, net of Taxes	$941	$(5)	$(11,806)	$(426)	$(323)	$(224)	$(327)

Reported Income Tax (Benefit)	$1,805	$33	$(6,711)	$(734)	$(1,336)	$—	$602
Reported Net Income (Loss)	$4,802	$62	$(15,376)	$(1,505)	$(2,428)	$(3,931)	$(3,008)

Sources of information: Company financial statements and management

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPANY FINANCIAL DATA

Normalized Common Sized Summary Income Statements

	for years ended the last day of February,				for the 6 months ended August 31,		LTM August 31, 2003
	2000	2001	2002	2003	2002	2003
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of Revenue	49.2%	51.0%	53.0%	51.6%	50.2%	51.0%	51.9%

Gross Profit	50.8%	49.0%	47.0%	48.4%	49.8%	49.0%	48.1%
Selling, General & Admin	42.6%	44.3%	46.5%	46.3%	53.4%	53.8%	46.4%
Depreciation & Amortization	2.8%	3.2%	3.3%	2.4%	3.0%	3.1%	2.4%

Total Operating Expenses	45.4%	47.5%	49.9%	48.7%	56.4%	56.9%	48.9%

Operating Income (Loss)	5.5%	1.5%	-2.9%	-0.3%	-6.6%	-7.9%	-0.7%
Interest Income (Expense)	-0.8%	-1.5%	-1.6%	-1.4%	-1.8%	-1.6%	-1.3%

Pre-tax Income (Loss)	4.7%	0.1%	-4.5%	-1.7%	-8.4%	-9.5%	-2.1%
Income Tax (Benefit)	1.5%	0.0%	-1.4%	-0.6%	-3.1%	0.0%	0.6%

Normalized Net Income	3.2%	0.1%	-3.1%	-1.1%	-5.3%	-9.5%	-2.7%

Normalized EBIT	5.5%	1.5%	-2.9%	-0.3%	-6.6%	-7.9%	-0.7%
Total Depreciation & Amortization	2.8%	3.2%	3.3%	2.4%	3.0%	3.1%	2.4%
Normalized EBITDA	8.3%	4.8%	0.5%	2.1%	-3.6%	-4.8%	1.7%
Capital Expenditures, net of Disposals (CAPEX, net)	4.5%	5.8%	2.5%	0.7%	1.4%	0.4%	0.3%
Normalized EBITDA - CAPEX	3.8%	-1.0%	-2.0%	1.5%	-5.0%	-5.2%	1.4%
Normalizing Reconciliation
Restructuring/Goodwill Impairment	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Other Unusual (Expense) Gain Items	0.0%	0.0%	-15.0%	-0.3%	-0.7%	0.0%	0.0%
Income Tax Shelter (Charge) from Unusual Items	0.0%	0.0%	4.6%	0.1%	0.2%	0.0%	0.0%

Unusual (Expense) Gain Items, net of Taxes	0.0%	0.0%	-10.5%	-0.2%	-0.4%	0.0%	0.0%
Accounting Changes, net of Taxes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Discontinued Operations, net of Taxes	0.8%	0.0%	0.1%	-0.3%	-0.4%	-0.6%	-0.3%
Extraordinary Items, net of Taxes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total Reconciling Items, net of Taxes	0.8%	0.0%	-10.4%	-0.4%	-0.8%	-0.6%	-0.3%

Reported Income Tax (Benefit)	1.5%	0.0%	-5.9%	-0.7%	-3.3%	0.0%	0.6%
Reported Net Income (Loss)	4.0%	0.1%	-13.6%	-1.5%	-6.1%	-10.1%	-3.0%

Sources of information: Company financial statements and management

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPANY FINANCIAL DATA

Comparative Summary Balance Sheets

($ in thousands, except per share)

	as of February 28,				as of August 31,
Assets	2000	2001	2002	2003	2002	2003
Current Assets
Cash & Equivalents	$895	$685	$809	$384	$353	$512
Accounts Receivable	49,655	50,199	621	1,418	1,397	2,332
Inventory	46,253	48,552	44,337	41,637	48,362	44,458
Deferred Income Taxes	2,249	2,194	—	1,327	—	1,181
Prepaid & Other	486	1,622	7,430	1,063	2,992	833

Total Current Assets	99,538	103,252	53,197	45,829	53,104	49,316
Property & Equipment	34,349	37,840	29,919	29,285	29,437	29,527
Less Accumulated Depreciation	(19,305)	(19,662)	(17,765)	(18,843)	(18,316)	(19,683)

Property & Equipment, net	15,044	18,178	12,154	10,442	11,121	9,844
Intangible Assets, net	5,849	5,403	—	—	—	—
Contingent Purchase Holdback	—	—	5,474	5,474	5,474	5,474
Other Assets	906	3,604	1,123	4,274	1,051	3,504

	$121,337	$130,437	$71,948	$66,019	$70,750	$68,138

Liabilities & Stockholders’ Equity
Current Liabilities
Accounts Payable	$12,855	$13,418	$17,233	$7,385	$12,558	$12,140
Accrued Expenses	2,712	2,348	3,805	3,167	2,383	2,628
Accrued Compensation	3,569	2,305	2,011	1,727	1,267	1,165
Other	2,547	—	—	—	—	—

Total Current Liabilities	21,683	18,071	23,049	12,279	16,208	15,933
Long Term Interest Bearing Debt	52,359	63,761	15,809	18,873	23,880	22,088
Long Term Interest Bearing Debt, Affiliates	845	845	2,579	2,579	2,579	2,579
Deferred Income Taxes	1,267	2,517	—	3,292	—	3,105
Other Long Term	213	211	855	845	855	213

Total Liabilities	76,367	85,405	42,292	37,868	43,522	43,918
Stockholders’ Equity
Common Stock	847	847	847	847	847	847
Paid in Capital	10,560	10,560	10,560	10,560	10,560	10,560
Accumulated Earnings (Deficit)	33,563	33,625	18,249	16,744	15,821	12,813

Total Stockholders’ Equity	44,970	45,032	29,656	28,151	27,228	24,220

	$121,337	$130,437	$71,948	$66,019	$70,750	$68,138

Net Working Capital	$77,855	$85,181	$30,148	$33,550	$36,896	$33,383
Common Shares Outstanding (thousands)	8,476	8,476	8,476	8,476	8,476	8,476
Book Value per Share	$5.31	$5.31	$3.50	$3.32	$3.21	$2.86
Tangible Book Value Per Share	$4.62	$4.68	$3.50	$3.32	$3.21	$2.86

Sources of information: Company financial statements and management

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPANY FINANCIAL DATA

Common Sized Summary Balance Sheets

	as of February 28,				as of August 31,
Assets	2000	2001	2002	2003	2002	2003
Current Assets
Cash & Equivalents	0.7%	0.5%	1.1%	0.6%	0.5%	0.8%
Accounts Receivable	40.9%	38.5%	0.9%	2.1%	2.0%	3.4%
Inventory	38.1%	37.2%	61.6%	63.1%	68.4%	65.2%
Deferred Income Taxes	1.9%	1.7%	0.0%	2.0%	0.0%	1.7%
Prepaid & Other	0.4%	1.2%	10.3%	1.6%	4.2%	1.2%

Total Current Assets	82.0%	79.2%	73.9%	69.4%	75.1%	72.4%
Property & Equipment	28.3%	29.0%	41.6%	44.4%	41.6%	43.3%
Less Accumulated Depreciation	-15.9%	-15.1%	-24.7%	-28.5%	-25.9%	-28.9%

Property & Equipment, net	12.4%	13.9%	16.9%	15.8%	15.7%	14.4%
Intangible Assets, net	4.8%	4.1%	0.0%	0.0%	0.0%	0.0%
Contingent Purchase Holdback	0.0%	0.0%	7.6%	8.3%	7.7%	8.0%
Other Assets	0.7%	2.8%	1.6%	6.5%	1.5%	5.1%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Liabilities & Stockholders’ Equity
Current Liabilities
Accounts Payable	10.6%	10.3%	24.0%	11.2%	17.7%	17.8%
Accrued Expenses	2.2%	1.8%	5.3%	4.8%	3.4%	3.9%
Accrued Compensation	2.9%	1.8%	2.8%	2.6%	1.8%	1.7%
Other	2.1%	0.0%	0.0%	0.0%	0.0%	0.0%

Total Current Liabilities	17.9%	13.9%	32.0%	18.6%	22.9%	23.4%
Long Term Interest Bearing Debt	43.2%	48.9%	22.0%	28.6%	33.8%	32.4%
Long Term Interest Bearing Debt, Affiliates	0.7%	0.6%	3.6%	3.9%	3.6%	3.8%
Deferred Income Taxes	1.0%	1.9%	0.0%	5.0%	0.0%	4.6%
Other Long Term	0.2%	0.2%	1.2%	1.3%	1.2%	0.3%

Total Liabilities	62.9%	65.5%	58.8%	57.4%	61.5%	64.5%
Stockholders’ Equity
Common Stock	0.7%	0.6%	1.2%	1.3%	1.2%	1.2%
Paid in Capital	8.7%	8.1%	14.7%	16.0%	14.9%	15.5%
Accumulated Earnings (Deficit)	27.7%	25.8%	25.4%	25.4%	22.4%	18.8%
Treasury Stock & Stock Receivable	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total Stockholders’ Equity	37.1%	34.5%	41.2%	42.6%	38.5%	35.5%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Net Working Capital	64.2%	65.3%	41.9%	50.8%	52.1%	49.0%

Sources of information: Company financial statements and management

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPANY FINANCIAL DATA

Comparative Financial Analysis

($ in thousands, except per share)

					as of & for the 6 months ended		as of & for LTM August 31, 2003
	as of & for years ended the last day of February,				August 31,
	2000	2001	2002	2003	2002	2003

Financial Review
Revenue	$120,861	$120,037	$113,449	$102,011	$39,972	$39,045	$101,084
Gross Profit	$61,453	$58,843	$53,358	$49,421	$19,900	$19,137	$48,658
Total Operating Expenses	$54,821	$56,994	$56,605	$49,691	$22,530	$22,224	$49,385
Operating Income	$6,632	$1,849	$(3,247)	$(270)	$(2,630)	$(3,087)	$(727)
Pre-tax Income (Loss)	$5,666	$100	$(5,118)	$(1,713)	$(3,341)	$(3,707)	$(2,079)
Normalized Net Income (Loss)	$3,861	$67	$(3,570)	$(1,079)	$(2,105)	$(3,707)	$(2,681)
Normalized EBIT	$6,632	$1,849	$(3,247)	$(270)	$(2,630)	$(3,087)	$(727)
Normalized EBITDA	$10,023	$5,719	$550	$2,180	$(1,435)	$(1,886)	$1,729
Normalized Basic EPS	$0.46	$0.01	$(0.42)	$(0.13)	$(0.25)	$(0.44)	$(0.32)
Normalized Diluted EPS	$0.46	$0.01	$(0.42)	$(0.13)	$(0.25)	$(0.44)	$(0.32)
Total Assets	$121,337	$130,437	$71,948	$66,019	$70,750	$68,138	$68,138
Net Worth	$44,970	$45,032	$29,656	$28,151	$27,228	$24,220	$24,220
Tangible Net Worth	$39,121	$39,629	$29,656	$28,151	$27,228	$24,220	$24,220
Total Interest Bearing Debt	$53,204	$64,606	$18,388	$21,452	$26,459	$24,667	$24,667
Net Interest Bearing Debt	$52,309	$63,921	$17,579	$21,068	$26,106	$24,155	$24,155
Total Capitalization	$98,174	$109,638	$48,044	$49,603	$53,687	$48,887	$48,887

Financial Strength
Quick Ratio	2.5	3.0	0.4	0.3	0.3	0.3	0.3
Current Ratio	4.6	5.7	2.3	3.7	3.3	3.1	3.1
Total Liabilities to Net Worth	169.8%	189.7%	142.6%	134.5%	159.8%	181.3%	181.3%
Total Interest Bearing Debt to Net Worth	118.3%	143.5%	62.0%	76.2%	97.2%	101.8%	101.8%
Total Interest Bearing Debt to Total Capitalization	54.2%	58.9%	38.3%	43.2%	49.3%	50.5%	50.5%
Net Interest Bearing Debt to Total Capitalization	53.3%	58.3%	36.6%	42.5%	48.6%	49.4%	49.4%
Interest Expense to Interest Bearing Debt	1.8%	2.7%	10.2%	6.7%	2.7%	2.5%	5.5%
Total Interest Bearing Debt to Normalized EBITDA	5.3	11.3	33.4	9.8	na	na	14.3
Normalized EBITDA to Interest Expense	10.4	3.3	0.3	1.5	na	na	1.3
Normalized EBITDA-CAPEX, net to Interest Exp.	4.8	(0.7)	(1.2)	1.0	na	na	1.1

Effectiveness and Efficiency
Accounts Receivable Turnover	na	2.4	4.5	100.1	39.6	20.8	54.2
Inventory Turnover	na	1.3	1.3	1.2	0.4	0.5	1.1
Asset Turnover	na	1.0	1.1	1.5	0.6	0.6	1.5
Days Sales Outstanding	na	151.8	81.8	3.6	4.6	8.8	6.7
Days Inventory Outstanding	na	282.7	282.1	298.4	424.9	397.9	323.1
Days Payable Outstanding	na	40.6	47.9	43.9	64.3	42.6	44.3
Normalized EBIT to Average Assets	na	1.5%	-3.2%	-0.4%	na	na	-1.0%
Normalized EBIT to Net Worth	na	4.1%	-8.7%	-0.9%	na	na	-2.8%
Normalized EBITDA to Average Assets	na	4.5%	0.5%	3.2%	na	na	2.5%
Normalized EBITDA to Net Worth	na	12.7%	1.5%	7.5%	na	na	6.7%
Normalized Net Income to Average Assets	na	0.1%	-3.5%	-1.6%	na	na	-3.9%
Normalized Net Income to Net Worth	na	0.1%	-9.6%	-3.7%	na	na	-10.4%

Sources of information: Company financial statements and management

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPANY FINANCIAL DATA

Comparative Financial Analysis Continued

($ in thousands, except per share)

	as of & for years ended the last day of February,				as of & for the 6 months ended August 31,		as of & for LTM August 31, 2003
	2000	2001	2002	2003	2002	2003
Profitability Ratios (as % of Revenue)
Gross Profit Margin	50.8%	49.0%	47.0%	48.4%	49.8%	49.0%	48.1%
SG&A	42.6%	44.3%	46.5%	46.3%	53.4%	53.8%	46.4%
Total Operating Expenses	45.4%	47.5%	49.9%	48.7%	56.4%	56.9%	48.9%
Operating Income	5.5%	1.5%	-2.9%	-0.3%	-6.6%	-7.9%	-0.7%
Pre-tax Income (Loss)	4.7%	0.1%	-4.5%	-1.7%	-8.4%	-9.5%	-2.1%
Normalized Net Income (Loss)	3.2%	0.1%	-3.1%	-1.1%	-5.3%	-9.5%	-2.7%
Normalized EBIT	5.5%	1.5%	-2.9%	-0.3%	-6.6%	-7.9%	-0.7%
Normalized EBITDA	8.3%	4.8%	0.5%	2.1%	-3.6%	-4.8%	1.7%

Growth Rates
Revenue	na	-0.7%	-5.5%	-10.1%	na	-2.3%	-0.9%
Gross Profit	na	-4.2%	-9.3%	-7.4%	na	-3.8%	-1.5%
Operating Income	na	-72.1%	-275.6%	na	na	na	na
Pre-tax Income (Loss)	na	-98.2%	-5218.0%	na	na	na	na
Normalized Net Income (Loss)	na	-98.3%	-5428.0%	na	na	na	na
Normalized EBIT	na	-72.1%	-275.6%	na	na	na	na
Normalized EBITDA	na	-42.9%	-90.4%	296.4%	na	na	-20.7%
Normalized Basic EPS	na	-97.8%	-4300.0%	na	na	na	na
Normalized Diluted EPS	na	-97.8%	-4300.0%	na	na	na	na
Total Assets	na	7.5%	-44.8%	-8.2%	na	-3.7%	3.2%
Net Worth	na	0.1%	-34.1%	-5.1%	na	-11.0%	-14.0%
Tangible Net Worth	na	1.3%	-25.2%	-5.1%	na	-11.0%	-14.0%
CAPEX, net	na	29.1%	-59.9%	-75.1%	na	-75.0%	-59.8%

Cumulative Average Growth Rate (CAGR) Statistics
Revenue	na	-0.7%	-3.1%	-5.5%	na	na	na
Gross Profit	na	-4.2%	-6.8%	-7.0%	na	na	na
Operating Income	na	-72.1%	na	na	na	na	na
Pre-tax Income (Loss)	na	-98.2%	na	na	na	na	na
Normalized Net Income (Loss)	na	-98.3%	na	na	na	na	na
Normalized EBIT	na	-72.1%	na	na	na	na	na
Normalized EBITDA	na	-42.9%	-76.6%	-39.9%	na	na	na
Normalized Basic EPS	na	-97.8%	na	na	na	na	na
Normalized Diluted EPS	na	-97.8%	na	na	na	na	na
Total Assets	na	7.5%	-23.0%	-18.4%	na	na	na
Net Worth	na	0.1%	-18.8%	-14.5%	na	na	na
Tangible Net Worth	na	1.3%	-12.9%	-10.4%	na	na	na
CAPEX, net	na	29.1%	-28.1%	-49.5%	na	na	na

Depreciation & Capital Spending
Depreciation to CAPEX, net	62.8%	55.5%	136.0%	352.0%	215.3%	864.0%	877.1%
CAPEX, net to Revenue	4.5%	5.8%	2.5%	0.7%	1.4%	0.4%	0.3%

Sources of information: Company financial statements and management

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Signet Group PLC Overview	($ in thousands, except per share)

Company Information

Name	Signet Group PLC	Address	Zenith House, The Hyde
Symbol	SIGY	City, State Zip	London, EN NW9 6
Latest Fiscal YE	1-Feb-03	Telephone	(870) 909-0301
Latest Rprt Per	31-Jul-03	Website	signetgroupplc.com

Market Information

As of Date	25-Nov-03	Market Cap	$3,050,693
Exchange	NASD	Total Invested Capital (TIC)	$3,686,160
Stock Price	$53.25	Enterprise Value (EV)	$3,636,089
52 Week High	$59.34
52 Week Low	$29.80	Insider Ownership	21.00%
Avg. Daily Volume (000’s)	2	Institutional
Beta	1.11	% Owned	na
Shares Outstanding (000’s)	57,290	Number of Institutions	na

Valuation Analysis

	Multiple of
	Market Cap		TIC		EV
Latest Twelve Months
Revenue	1.20	x	1.45	x	1.43	x
EBIT	9.06	x	10.94	x	10.80	x
EBITDA	7.66	x	9.25	x	9.12	x
Normalized Net Income	15.10	x	18.25	x	18.00	x
Basic Normalized EPS	15.04	x	na		na
Projected
Feb-04 Mean Revenue	na		na		na
Jan-05 Mean Revenue	na		na		na
Feb-04 Mean EBITDA	na		na		na
Jan-05 Mean EBITDA	na		na		na
Feb-04 Mean EPS	14.01	x	na		na
Jan-05 Mean EPS	12.92	x	na		na
Most Recent Filing
Assets	1.66	x	2.00	x	1.97	x
Common Equity	2.61	x	na		na
Tangible Common Equity	2.69	x	na		na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS
February-04	—	na	na	$3.80
January-05	—	na	na	$4.12
LT Growth	—	na	na	10.00%

Income and Cashflow Statement Data

	LTM Jul-03	Six Months Ended		Fiscal Years Ended
		Jul-03	Jul-02	Feb-03	Feb-02
Revenue	$2,537,866	$1,074,514	$996,888	$2,460,240	$2,272,464
Cost of Revenue	2,108,933	987,735	916,150	2,037,348	1,898,352

Gross Profit	428,933	86,779	80,738	422,892	374,112
Selling, General & Administrative	92,106	—	—	92,106	85,104
Depreciation & Amortization	—	—	—	—	—

Operating Income	336,827	86,779	80,738	330,786	289,008
Interest Income / (Expense), net	(23,824)	(9,821)	(11,242)	(25,245)	(25,776)
Other Income / (Expense), net	—	—	—	—	—

Pre-tax Income	313,003	76,958	69,496	305,541	263,232
Taxes	111,020	27,370	24,674	108,324	90,864

After-tax Income	201,983	49,588	44,822	197,217	172,368
Minority Interest	—	—	—	—	—
Equity in Affiliates	—	—	—	—	—

Normalized Net Income	201,983	49,588	44,822	197,217	172,368
Preferred Dividends	—	—	—	—	—

Normalized Net Income to Common	$201,983	$49,588	$44,822	$197,217	$172,368

Normalized EBIT	$336,827	$86,779	$80,738	$330,786	$289,008
Depreciation & Amortization	$61,661	$30,107	$26,280	$57,834	$49,968
Normalized EBITDA	$398,488	$116,886	$107,018	$388,620	$338,976
CAPEX	$76,747	$38,479	$35,478	$73,746	$87,408
EBITDA - CAPEX	$321,741	$78,407	$71,540	$314,874	$251,568
GAAP Operating Cash Flow	$279,844	$116,564	$115,486	$278,766	$270,720

Basic Reported Weighted Avg Shares Out (000’s)		57,167	56,987	57,023	56,340
Basic Normalized EPS	$3.54	$0.87	$0.79	$3.46	$3.06
Basic Reported EPS	$3.54	$0.87	$0.79	$3.46	$3.06
Diluted Reported Weighted Avg Shares Out (000’s)		57,563	57,633	57,570	57,357
Diluted Normalized EPS	$3.51	$0.86	$0.78	$3.43	$3.01
Diluted Reported EPS	$3.51	$0.86	$0.78	$3.43	$3.01

Normalized Reconciliation

Restructuring/Goodwill Impairment	$—	$—	$—	$—	$—
Other Unusual (Expense) Gain Items	—	—	—	—	—
Tax Shelter (Charge) on Unusual Items	—	—	—	—	—

Unusual (Exp) Gain Items, net of Taxes	—	—	—	—	—
Accounting Changes, net of Taxes	—	—	—	—	—
Discontinued Operations, net of Taxes	—	—	—	—	—
Extraordinary Items, net of Taxes	—	—	—	—	—

Total Reconciling Items, net of Taxes	$—	$—	$—	$—	$—

Reported Income Tax (Benefit)	$111,020	$27,370	$24,674	$108,324	$90,864
Reported Net Income (Loss)	$201,983	$49,588	$44,822	$197,217	$172,368

Revenue Breakdown

Net Sales	$2,537,866	$1,074,514	$996,888	$2,460,240	$2,272,464
Other	—	—	—	—	—

	$2,537,866	$1,074,514	$996,888	$2,460,240	$2,272,464

Net Sales	100.0%	100.0%	100.0%	100.0%	100.0%
Other	0.0%	0.0%	0.0%	0.0%	0.0%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Signet Group PLC Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Jul-03		Feb-03		Feb-02
Cash & Mkt Securities	$50,071		$136,476		$95,760
Accounts Receivable	508,921		529,227		548,208
Inventory	905,464		825,435		799,920
Other Current Assets	—		—		—

Total Current Assets	1,464,456		1,491,138		1,443,888
PPE, net	345,828		314,415		308,304
Intangibles, net	31,717		30,294		34,848
Deferred Income Taxes	—		—		—
Other Assets	—		—		—

Total Assets	$1,842,001		$1,835,847		$1,787,040

Accounts Payable	$—		$—		$—
Accrued Expenses	—		—		—
Short Term Debt	367,724		497,097		461,520
Short Term Capital Leases	—		—		—
Other Current Liabilities	—		—		—

Total Current Liabilities	367,724		497,097		461,520
Other LT Liabilities	39,606		38,556		23,328
Long Term Debt	267,743		262,242		323,424
Long Term Capital Leases	—		—		—
Minority Interests	—		—		—
Pref Stock (Liq Value)	—		—		—

Total Liabilities & Pref Stock	675,073		797,895		808,272

Common Equity	1,166,928		1,037,952		978,768

Total Liabilities & Equity	$1,842,001		$1,835,847		$1,787,040

Common Shares Outstanding (000’s)	57,290		57,126		56,867
Cash Value per share	$0.87		$2.39		$1.68
Common Book Value per share	$20.37		$18.17		$17.21
Common Tangible Book Value per share	$19.82		$17.64		$16.60
Total Debt	$635,467		$759,339		$784,944
Net Debt	$585,396		$622,863		$689,184
Total Capitalization	$1,802,395		$1,797,291		$1,763,712

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	4.9	x	4.6	x	4.1	x
Inventory Turnover	2.4	x	2.5	x	2.4	x
Asset Turnover	1.4	x	1.4	x	1.3	x
Days Sales Outstanding	74.7		79.9		88.1
Days Inventory Outstanding	149.8		145.6		153.8
Days Payable Outstanding	na		na		na
Normalized Return on Avg Assets	11.0%		10.9%		na
Normalized Return on Avg Common Equity	18.3%		19.6%		na
Financial Strength
Current Ratio	4.0		3.0		3.1
Quick Ratio	1.5		1.3		1.4
Total Debt/Total Capitalization	35.3%		42.2%		44.5%
Total Debt/TIC	17.2%		20.6%		21.3%
Total Debt/EBITDA	1.6	x	2.0	x	2.3	x
Total Debt/EBITDA-CAPEX	2.0	x	2.4	x	3.1	x
EBITDA/Interest Expense	16.7	x	15.4	x	13.2	x
EBITDA-CAPEX/Interest Expense	13.5	x	12.5	x	9.8	x

Income and Cashflow Analysis

	LTM Jul-03	Six Months Ended		Fiscal Years Ended
		Jul-03	Jul-02	Feb-03	Jan-02
Profitability & Cost Ratios (as % of Revenue)
Gross Margin	16.9%	8.1%	8.1%	17.2%	16.5%
S,G & A	3.6%	0.0%	0.0%	3.7%	3.7%
Operating Income	13.3%	8.1%	8.1%	13.4%	12.7%
Pre-Tax	12.3%	7.2%	7.0%	12.4%	11.6%
EBIT	13.3%	8.1%	8.1%	13.4%	12.7%
EBITDA	15.7%	10.9%	10.7%	15.8%	14.9%
Normalized Net Income to Common	8.0%	4.6%	4.5%	8.0%	7.6%
Reported Net Income	8.0%	4.6%	4.5%	8.0%	7.6%
CAPEX	3.0%	3.6%	3.6%	3.0%	3.8%

Period Growth Rates
Revenue		7.8%		8.3%
EBIT		7.5%		14.5%
EBITDA		9.2%		14.6%

Notes

One ASD share = 30 UK Ordinary Shares
		Six Months Ended		Fiscal Years Ended
Assumed USD to UKP Exchange Rate:		Jul-03	Jul-02	Feb-03	Jan-02
P&L (Average)		1.61	1.46	1.53	1.44
Bal Sheet (Closing)		1.60	1.57	1.64	1.42

Company has own credit operations.

On November 25, Company announced third quarter sales up from aprox $407m to $465m and operating profit up from aprox. $9.8 m to $13.3 m.

Other Analysis

	Number of stores	Avg Store Size (Sq Ft)	Avg Sales/ Store ($000)	Avg Price Per Trans ($)
US - Kay	676	1,444	$1,490	$242
US - Regional	307	1,444	$1,558	$265
US - Jared	67	5,800	$4,310	$558
UK - H. Samuels	418	1,124	$1,090	$53
UK - Ernest Jones	192	851	$1,658	$209

Company Description

Signet Group plc is primarily engaged in the retailing of jewelry, watches and gifts. The Company is managed as two operating segments, the United States and United Kingdom divisions. In the United States, Signet is a specialty retail jeweler that operated 1,050 stores in 45 states as of February 1, 2003. As of the same date, the Company operated 983 mall jewelry stores and 67 destination superstores in off-mall shopping centers. Its mall stores trade nationwide as Kay Jewelers, and regionally under a number of well-established and recognized names. The destination superstores trade as Jared The Galleria of Jewelry. In the United Kingdom, Signet is a specialty retailer of fine jewelry with 610 stores as of February 1, 2003. It trades as H.Samuel, targeting the middle market, and Ernest Jones, positioned at the upper end of the middle market. As of February 1, 2003, there were 418 H.Samuel stores and 192 Ernest Jones stores (including 16 Leslie Davis stores).

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Zale Corp Overview	($	in thousands, except per share	)

Company Information

Name	Zale Corp	Address	901 West Walnut Hill Lane
Symbol	ZLC	City, State Zip	Irving, TX 75038
Latest Fiscal YE	31-Jul-03	Telephone	(972) 580-4000
Latest Rprt Per	31-Jul-03	Website	zales.com

Market Information

As of Date	25-Nov-03	Market Cap	$1,512,155
Exchange	NYSE	Total Invested Capital (TIC)	$1,696,555
Stock Price	$55.17	Enterprise Value (EV)	$1,661,282
52 Week High	$56.05
52 Week Low	$28.35	Insider Ownership	0.03%
Avg. Daily Volume (000’s)	278	Institutional
Beta	1.65	% Owned	95.00%
Shares Outstanding (000’s)	27,409	Number of Institutions	10

Valuation Analysis

	Multiple of
	Market Cap		TIC		EV

Latest Twelve Months
Revenue	0.68	x	0.77	x	0.75	x
EBIT	9.61	x	10.78	x	10.56	x
EBITDA	7.08	x	7.95	x	7.78	x
Normalized Net Income	15.81	x	17.74	x	17.37	x
Basic Normalized EPS	18.64	x	na		na

Projected
Jul-04 Mean Revenue	0.66	x	0.74	x	0.73	x
Jul-05 Mean Revenue	0.63	x	0.71	x	0.69	x
Jul-04 Mean EBITDA	na		na		na
Jul-05 Mean EBITDA	na		na		na
Jul-04 Mean EPS	14.89	x	na		na
Jul-05 Mean EPS	13.10	x	na		na

Most Recent Filing
Assets	1.17	x	1.31	x	1.28	x
Common Equity	2.32	x	na		na
Tangible Common Equity	2.65	x	na		na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS
July-04	9	$2,278,260	na	$3.70
July-05	7	$2,390,480	na	$4.21
LT Growth	7	na	na	13.86%

Income and Cashflow Statement Data

	LTM Jul-03	Fiscal Year is LTM		Fiscal Years Ended
		Jul-03	Jul-02	Jul-03	Jul-02
Revenue	$2,212,241	$—	$—	$2,212,241	$2,191,727
Cost of Revenue	1,101,030	—	—	1,101,030	1,083,053

Gross Profit	1,111,211	—	—	1,111,211	1,108,674
Selling, General & Administrative	892,297	—	—	892,297	881,885
Depreciation & Amortization	55,690	—	—	55,690	58,340

Operating Income	163,224	—	—	163,224	168,449
Interest Income / (Expense), net	(6,319)	—	—	(6,319)	(7,750)
Other Income / (Expense), net	(5,910)	—	—	(5,910)	—

Pre-tax Income	150,995	—	—	150,995	160,699
Taxes	55,340	—	—	55,340	59,256

After-tax Income	95,655	—	—	95,655	101,443
Minority Interest	—	—	—	—	—
Equity in Affiliates	—	—	—	—	—

Normalized Net Income	95,655	—	—	95,655	101,443
Preferred Dividends	—	—	—	—	—

Normalized Net Income to Common	$95,655	$—	$—	$95,655	$101,443

Normalized EBIT	$157,314	$—	$—	$157,314	$168,449
Depreciation & Amortization	$56,153	$—	$—	$56,153	$58,787
Normalized EBITDA	$213,467	$—	$—	$213,467	$227,236
CAPEX	$37,385	$—	$—	$37,385	$50,251
EBITDA - CAPEX	$176,082	$—	$—	$176,082	$176,985
GAAP Operating Cash Flow	$158,626	$—	$—	$158,626	$175,007

Basic Reported Weighted Avg Shares Out (000’s)		—	—	32,264	34,589
Basic Normalized EPS	$2.96	na	na	$2.96	$2.93
Basic Reported EPS	$(1.26)	na	na	$(1.26)	$4.16
Diluted Reported Weighted Avg Shares Out (000’s)		—	—	32,264	34,846
Diluted Normalized EPS	$2.96	na	na	$2.96	$2.91
Diluted Reported EPS	$(1.26)	na	na	$(1.26)	$4.13

Normalized Reconciliation

Restructuring/Goodwill Impairment	$(136,300)	$—	$—	$(136,300)	$—
Other Unusual (Expense) Gain Items	—	—	—	—	1,202
Tax Shelter (Charge) on Unusual Items	—	—	—	—	—

Unusual (Exp) Gain Items, net of Taxes	(136,300)	—	—	(136,300)	1,202
Accounting Changes, net of Taxes	—	—	—	—	41,287
Discontinued Operations, net of Taxes	—	—	—	—	—
Extraordinary Items, net of Taxes	—	—	—	—	—

Total Reconciling Items, net of Taxes	$(136,300)	$—	$—	$(136,300)	$42,489

Reported Income Tax (Benefit)	$55,340	$—	$—	$55,340	$59,256
Reported Net Income (Loss)	$(40,645)	$—	$—	$(40,645)	$143,932

Revenue Breakdown

Net Sales	$2,212,241	$—	$—	$2,212,241	$2,191,727
Other	—	—	—	—	—

	$2,212,241	$—	$—	$2,212,241	$2,191,727

Net Sales	100.0%	na	na	100.0%	100.0%
Other	0.0%	na	na	0.0%	vm0.0%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Zale Corp Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Jul-03		Jul-03		Jul-02
Cash & Mkt Securities	$35,273		$35,273		$84,887
Accounts Receivable	—		—		—
Inventory	798,761		798,761		782,316
Other Current Assets	52,450		52,450		47,915

Total Current Assets	886,484		886,484		915,118
PPE, net	266,167		266,167		284,438
Intangibles, net	82,199		82,199		212,039
Deferred Income Taxes	21,123		21,123		43,016
Other Assets	38,133		38,133		34,654

Total Assets	$1,294,106		$1,294,106		$1,489,265

Accounts Payable	$307,775		$307,775		$331,663
Accrued Expenses	—		—		—
Short Term Debt	—		—		—
Short Term Capital Leases	—		—		—
Other Current Liabilities	46,266		46,266		21,516

Total Current Liabilities	354,041		354,041		353,179
Other LT Liabilities	103,342		103,342		109,530
Long Term Debt	184,400		184,400		86,749
Long Term Capital Leases	—		—		—
Minority Interests	—		—		—
Pref Stock (Liq Value)	—		—		—

Total Liabilities & Pref Stock	641,783		641,783		549,458

Common Equity	652,323		652,323		939,807

Total Liabilities & Equity	$1,294,106		$1,294,106		$1,489,265

Common Shares Outstanding (000’s)	27,611		27,611		33,569
Cash Value per share	$1.28		$1.28		$2.53
Common Book Value per share	$23.63		$23.63		$28.00
Common Tangible Book Value per share	$20.65		$20.65		$21.68
Total Debt	$184,400		$184,400		$86,749
Net Debt	$149,127		$149,127		$1,862
Total Capitalization	$836,723		$836,723		$1,026,556

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	na		na		na
Inventory Turnover	1.4	x	1.4	x	1.4	x
Asset Turnover	1.6	x	1.6	x	1.5	x
Days Sales Outstanding	na		na		na
Days Inventory Outstanding	262.1		262.1		263.6
Days Payable Outstanding	57.0		57.0		59.8
Normalized Return on Avg Assets	6.9%		6.9%		na
Normalized Return on Avg Common Equity	12.0%		12.0%		na
Financial Strength
Current Ratio	2.5		2.5		2.6
Quick Ratio	0.2		0.2		0.4
Total Debt/Total Capitalization	22.0%		22.0%		8.5%
Total Debt/TIC	11.1%		11.1%		5.2%
Total Debt/EBITDA	0.9	x	0.9	x	0.4	x
Total Debt/EBITDA-CAPEX	1.0	x	1.0	x	0.5	x
EBITDA/Interest Expense	33.8	x	33.8	x	29.3	x
EBITDA-CAPEX/Interest Expense	27.9	x	27.9	x	22.8	x

Income and Cashflow Analysis

	LTM Jul-03	Fiscal Year is LTM		Fiscal Years Ended
		Jul-03	Jul-02	Jul-03	Jul-02
Profitability & Cost Ratios (as % of Revenue)
Gross Margin	50.2%	na	na	50.2%	50.6%
S,G & A	40.3%	na	na	40.3%	40.2%
Operating Income	7.4%	na	na	7.4%	7.7%
Pre-Tax	6.8%	na	na	6.8%	7.3%
EBIT	7.1%	na	na	7.1%	7.7%
EBITDA	9.6%	na	na	9.6%	10.4%
Normalized Net Income to Common	4.3%	na	na	4.3%	4.6%
Reported Net Income	-1.8%	na	na	-1.8%	6.6%
CAPEX	1.7%	na	na	1.7%	2.3%

Period Growth Rates
Revenue		na		0.9%
EBIT		na		-6.6%
EBITDA		na		-6.1%

Notes

$136.3 million impairment reduced the carrying value of the Piercing Pagoda goodwill to approximately $19.4 million

Unusual Items are Executive Transaction and Retiree Medical Curtailment

Other Analysis

	Number of stores	Avg Store Size (Sq Ft)	Avg Sales / Store ($000)	Avg Price Per Trans ($)
Zales	851	1654	$1,356	$282
Gordon’s	287	1444	$1,084	$355
Bailey Banks Biddle	116	3593	$2,702	$916
People’s Jewelers	167	1586	$878	$177
Piercing Pagoda	813	192	$322	$27

Company Description

Zale Corporation operates as a specialty retailer of fine jewelry in North America. As of July 31, 2003, the Company operated 2,234 specialty retail jewelry stores and kiosks located primarily in shopping malls throughout the United States, Canada and Puerto Rico. Zale primarily operates under six principal brands, each targeted to reach a distinct customer. Its specialty retail jewelry stores operate under brand names including Zales Jewelers (including Zale.com), Zales the Diamond Store Outlet, Gordon’s Jewelers, Bailey Banks & Biddle Fine Jewelers, Peoples Jewellers in Canada and Mappins Jewelers in Canada. In addition, Zale operates mall-based kiosks under the brand name Piercing Pagoda. The Company, through Zale Indemnity Company, Zale Life Insurance Company and Jewel Re-Insurance Ltd., provides insurance and reinsurance facilities for various types of insurance coverage, which typically are marketed to its private-label credit card customers.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Friedmans Inc Overview	($ in thousands, except per share)

Company Information

Name	Friedmans Inc	Address	171 Crossroads Parkway
Symbol	FRM	City, State Zip	Savannah, GA 31422
Latest Fiscal YE	28-Sep-02	Telephone	(912) 233-9333
Latest Rprt Per	28-Jun-03	Website	friedmans.com

Market Information

As of Date	25-Nov-03	Market Cap	$120,228
Exchange	NYSE	Total Invested Capital (TIC)	$247,425
Stock Price	$6.39	Enterprise Value (EV)	$247,139
52 Week High	$17.50
52 Week Low	$5.05	Insider Ownership	18.15%
Avg. Daily Volume (000’s)	362	Institutional
Beta	0.84	% Owned	78.31%
Shares Outstanding (000’s)	18,815	Number of Institutions	64

Valuation Analysis

	Multiple of
	Market Cap		TIC		EV
Latest Twelve Months
Revenue	0.26	x	0.53	x	0.53	x
EBIT	2.9	x	6.0	x	6.0	x
EBITDA	2.2	x	4.6	x	4.6	x
Normalized Net Income	4.5	x	9.3	x	9.3	x
Basic Normalized EPS	4.6	x	na		na
Projected
Sep-03 Mean Revenue	0.26	x	0.53	x	0.53	x
Sep-04 Mean Revenue	0.18	x	0.36	x	0.36	x
Sep-03 Mean EBITDA	na		na		na
Sep-04 Mean EBITDA	na		na		na
Sep-03 Mean EPS	4.6	x	na		na
Sep-04 Mean EPS	4.2	x	na		na
Most Recent Filing
Assets	0.2	x	0.5	x	0.5	x
Common Equity	0.4	x	na		na
Tangible Common Equity	0.4	x	na		na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS
September-03	5	$467,940	na	$1.39
September-04	5	$684,270	na	$1.52
LT Growth	3	na	na	15.00%

Income and Cashflow Statement Data

	LTM Jun-03	Nine Months Ended		Fiscal Years Ended
		Jun-03	Jun-02	Sep-02	Sep-01
Revenue	$462,758	$393,518	$366,829	$436,069	$411,037
Cost of Revenue	242,076	203,512	188,922	227,486	216,265

Gross Profit	220,682	190,006	177,907	208,583	194,772
Selling, General & Administrative	166,798	138,518	133,256	161,536	160,941
Depreciation & Amortization	12,424	9,541	8,457	11,340	13,881

Operating Income	41,460	41,947	36,194	35,707	19,950
Interest Income / (Expense), net	(714)	(674)	(265)	(305)	(2,511)
Other Income / (Expense), net	—	—	—	—	—

Pre-tax Income	40,746	41,273	35,929	35,402	17,439
Taxes	14,187	14,391	12,619	12,415	6,584

After-tax Income	26,559	26,882	23,310	22,987	10,855
Minority Interest	98	44	126	180	1,374
Equity in Affiliates	—	—	—	—	—

Normalized Net Income	26,657	26,926	23,436	23,167	12,229
Preferred Dividends	—	—	—	—	—

Normalized Net Income to Common	$26,657	$26,926	$23,436	$23,167	$12,229

Normalized EBIT	$41,460	$41,947	$36,194	$35,707	$19,950
Depreciation & Amortization	$12,424	$9,541	$8,457	$11,340	$13,881
Normalized EBITDA	$53,884	$51,488	$44,651	$47,047	$33,831
CAPEX	$12,859	$10,948	$5,703	$7,614	$11,473
EBITDA - CAPEX	$41,025	$40,540	$38,948	$39,433	$22,358
GAAP Operating Cash Flow	$12,110	$670	$(7,047)	$4,393	$288
Basic Reported Weighted Avg Shares Out (000’s)		18,630	16,604	17,108	14,501
Basic Normalized EPS	$1.39	$1.45	$1.41	$1.35	$0.84
Basic Reported EPS	$1.39	$1.45	$1.41	$1.35	$0.84
Diluted Reported Weighted Avg Shares Out (000’s)		19,142	19,030	17,347	14,531
Diluted Normalized EPS	$1.52	$1.41	$1.23	$1.34	$0.84
Diluted Reported EPS	$1.52	$1.41	$1.23	$1.34	$0.84

Normalized Reconciliation

Restructuring/Goodwill Impairment	$—	$—	$—	$—	$—
Other Unusual (Expense) Gain Items	—	—	—	—	—
Tax Shelter (Change) on Unusual Items	—	—	—	—	—

Unusual (Exp) Gain Items, net of Taxes	—	—	—	—	—
Accounting Changes, net of Taxes	—	—	—	—	—
Discontinued Operations, net of Taxes	—	—	—	—	—
Extraordinary Items, net of Taxes	—	—	—	—	—

Total Reconciling Items, net of Taxes	$—	$—	$—	$—	$—

Reported Income Tax (Benefit)	$14,187	$14,391	$12,619	$12,415	$6,584
Reported Net Income (Loss)	$26,657	$26,926	$23,436	$23,167	$12,229

Revenue Breakdown

Net Sales	$462,758	$393,518	$366,829	$436,069	$411,037
Other	—	—	—	—	—

	$462,758	$393,518	$366,829	$436,069	$411,037

Net Sales	100.0%	100.0%	100.0%	100.0%	100.0%
Other	0.0%	0.0%	0.0%	0.0%	0.0%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Friedmans Inc Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Jun-03		Sep-02		Sep-01
Cash & Mkt Securities	$286		$271		$468
Accounts Receivable	176,433		149,868		132,695
Inventory	153,134		136,606		136,520
Other Current Assets	17,058		13,396		12,000

Total Current Assets	346,911		300,141		281,683
PPE, net	52,947		50,117		54,495
Intangibles, net	5,022		5,022		5,022
Deferred Income Taxes	—		—		—
Other Assets	91,296		92,603		111,425

Total Assets	$496,176		$447,883		$452,625

Accounts Payable	$41,601		$31,070		$46,680
Accrued Expenses	19,041		18,649		12,561
Short Term Debt	632		590		168,814
Short Term Capital Leases	—		—		—
Other Current Liabilities	—		—		—

Total Current Liabilities	61,274		50,309		228,055
Other LT Liabilities	2,581		2,581		1,314
Long Term Debt	126,565		114,808		—
Long Term Capital Leases	—		618		685
Minority Interests	—		—		—
Pref Stock (Liq Value)	—		—		—

Total Liabilities & Pref Stock	190,420		168,316		230,054

Common Equity	305,756		279,567		222,571

Total Liabilities & Equity	$496,176		$447,883		$452,625

Common Shares Outstanding (000’s)	18,800		18,620		14,519
Cash Value per share	$0.02		$0.01		$0.03
Common Book Value per share	$16.26		$15.01		$15.33
Common Tangible Book Value per share	$16.00		$14.74		$14.98
Total Debt	$127,197		$116,016		$169,499
Net Debt	$126,911		$115,745		$169,031
Total Capitalization	$432,953		$395,583		$392,070

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	2.8	x	3.1	x	3.1	x
Inventory Turnover	1.7	x	1.7	x	1.6	x
Asset Turnover	1.0	x	1.0	x	0.9	x
Days Sales Outstanding	128.7		118.3		117.8
Days Inventory Outstanding	218.4		219.1		230.4
Days Payable Outstanding	31.5		35.4		43.6
Normalized Return on Avg Assets	5.6%		5.1%		na
Normalized Return on Avg Common Equity	9.1%		9.2%		na
Financial Strength
Current Ratio	5.7		6.0		1.2
Quick Ratio	3.2		3.3		0.6
Total Debt/Total Capitalization	29.4%		29.3%		43.2%
Total Debt/TIC	54.7%		49.9%		72.9%
Total Debt/EBITDA	2.4	x	2.5	x	5.0	x
Total Debt/EBITDA-CAPEX	3.1	x	2.9	x	7.6	x
EBITDA/Interest Expense	75.5	x	154.3	x	13.5	x
EBITDA-CAPEX/Interest Expense	57.5	x	129.3	x	8.9	x

Income and Cashflow Analysis

	LTM	Nine Months Ended		Fiscal Years Ended
	Jun-03	Jun-03	Jun-02	Sep-02	Sep-01
Profitability & Cost Ratios (as % of Revenue)
Gross Margin	47.7%	48.3%	48.5%	47.8%	47.4%
S,G & A	36.0%	35.2%	36.3%	37.0%	39.2%
Operating Income	9.0%	10.7%	9.9%	8.2%	4.9%
Pre-Tax	8.8%	10.5%	9.8%	8.1%	4.2%
EBIT	9.0%	10.7%	9.9%	8.2%	4.9%
EBITDA	11.6%	13.1%	12.2%	10.8%	8.2%
Normalized Net Income to Common	5.8%	6.8%	6.4%	5.3%	3.0%
Reported Net Income	5.8%	6.8%	6.4%	5.3%	3.0%
CAPEX	2.8%	2.8%	1.6%	1.7%	2.8%
Period Growth Rates
Revenue		7.3%		6.1%
EBIT		15.9%		79.0%
EBITDA		15.3%		39.1%

Notes

The company has their own merchandise credit operations.

Company is undergoing fraud investigations by the SEC. Company CFO is on administrative leave.

Company has announced that they will need to restate financial statements since FY2000 to reflect higher doubtful debt provisions.

Other Analysis

Number of stores	Avg Store Size (Sq Ft)	Avg Sales/ Store ($000)	Avg Price Per Trans ($)
697	1500	$ 664	na

Company Description

Friedman’s, Inc. operates as a specialty retailer of fine jewelry in the United States. As of October 2, 2003, it operated a total of 675 stores in 20 states, of which 449 were located in power strip centers and 226 were located in regional malls. Stores are primarily located in the southeast, midwest, and mid-Atlantic regions. Friedman’s targets low to middle income consumers aged between 18 to 45 years, with its selection of diamonds, gold, gemstones, and wedding-related items. The company’s stores provide various jewelry products, including earrings, rings, necklaces, chains, watches, and other fine jewelry for men and women. These items are made of yellow and white gold, platinum, and silver; and set with diamonds and other fine gemstones. The gold jewelry, which the company sells in its stores, is primarily 10 and 14 karat. Friedman’s stores also offer a range of diamonds up to one carat. Friedman’s affiliate, Crescent Jewelers, a specialty retailer of fine jewelry, operates stores in six western states. The company’s competitors include Zale Corporation; Sterling, Inc.; Whitehall Jewelers, Inc.; and Helzberg’s Diamond Shops, Inc.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Whitehall Jewellers Overview	($ in thousands, except per share)

Company Information
Name	Whitehall Jewellers	Address	155 North Wacker, Suite 500
Symbol	JWL	City, State Zip	Chicago, IL 60606
Latest Fiscal YE	31-Jan-03	Telephone	(312) 782-6800
Latest Rprt Per	31-Jul-03	Website	whitehalljewellers.com

Market Information

As of Date	25-Nov-03	Market Cap	$153,806
Exchange	NYSE	Total Invested Capital (TIC)	$240,821
Stock Price	$10.82	Enterprise Value (EV)	$239,422
52 Week High	$13.25
52 Week Low	$7.90	Insider Ownership	9.00%
Avg. Daily Volume (000’s)	36	Institutional
Beta	1.48	% Owned	70.00%
Shares Outstanding (000’s)	14,215	Number of Institutions	10

Valuation Analysis

	Multiple of
	Market Cap		TIC		EV
Latest Twelve Months
Revenue	0.46	x	0.73	x	0.72	x
EBIT	14.34	x	22.45	x	22.32	x
EBITDA	6.86	x	10.74	x	10.68	x
Normalized Net Income	40.42	x	63.29	x	62.92	x
Basic Normalized EPS	43.28	x	na		na
Projected
Jan-04 Mean Revenue	0.43	x	0.67	x	0.66	x
Jan-05 Mean Revenue	0.45	x	0.71	x	0.70	x
Jan-04 Mean EBITDA	na		na		na
Jan-05 Mean EBITDA	na		na		na
Jan-04 Mean EPS	14.05	x	na		na
Jan-05 Mean EPS	20.42	x	na		na
Most Recent Filing
Assets	0.54	x	0.84	x	0.84	x
Common Equity	1.36	x	na		na
Tangible Common Equity	1.43	x	na		na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS
January-04	3	$360,150	na	$0.77
January-05	3	$340,450	na	$0.53
LT Growth	1	na	na	20.00%

Income and Cashflow Statement Data

	LTM Jul-03	Six Months Ended		Fiscal Years Ended
		Jul-03	Jul-02	Jan-03	Jan-02
Revenue	$332,087	$141,881	$150,831	$341,037	$338,911
Cost of Revenue	210,506	94,675	97,079	212,910	206,574

Gross Profit	121,581	47,206	53,752	128,127	132,337
Selling, General & Administrative	110,855	53,943	50,878	107,790	109,975
Depreciation & Amortization	—	—	—	—	—

Operating Income	10,726	(6,737)	2,874	20,337	22,362
Interest Income / (Expense), net	(4,690)	(2,472)	(2,123)	(4,341)	(6,902)
Other Income / (Expense), net	—	—	—	—	—

Pre-tax Income	6,036	(9,209)	751	15,996	15,460
Taxes	2,231	(3,590)	268	6,089	5,380

After-tax Income	3,805	(5,619)	483	9,907	10,080
Minority Interest	—	—	—	—	—
Equity in Affiliates	—	—	—	—	—

Normalized Net Income	3,805	(5,619)	483	9,907	10,080
Preferred Dividends	—	—	—	—	—

Normalized Net Income to Common	$3,805	$(5,619)	$483	$9,907	$10,080

Normalized EBIT	$10,726	$(6,737)	$2,874	$20,337	$22,362
Depreciation & Amortization	$11,700	$6,028	$5,544	$11,216	$10,715
Normalized EBITDA	$22,426	$(709)	$8,418	$31,553	$33,077
CAPEX	$12,357	$8,125	$4,339	$8,571	$12,695
EBITDA - CAPEX	$10,069	$(8,834)	$4,079	$22,982	$20,382
GAAP Operating Cash Flow	$8,008	$10,176	$(17,898)	$(20,066)	$45,193

Basic Reported Weighted Avg Shares Out (000’s)		14,210	14,719	14,545	14,584
Basic Normalized EPS	$0.25	$(0.40)	$0.03	$0.68	$0.69
Basic Reported EPS	$0.25	$(0.40)	$0.03	$0.68	$0.69
Diluted Reported Weighted Avg Shares Out (000’s)		14,210	14,576	15,038	14,685
Diluted Normalized EPS	$0.23	$(0.40)	$0.03	$0.66	$0.69
Diluted Reported EPS	$0.23	$(0.40)	$0.03	$0.66	$0.69

Normalized Reconciliation

Restructuring/Goodwill Impairment	$—	$—	$—	$—	$—
Other Unusual (Expense) Gain Items	—	—	—	—	—
Tax Shelter (Charge) on Unusual Items	—	—	—	—	—

Unusual (Exp) Gain Items, net of Taxes	—	—	—	—	—
Accounting Changes, net of Taxes	—	—	—	—	—
Discontinued Operations, net of Taxes	—	—	—	—	—
Extraordinary Items, net of Taxes	—	—	—	—	—

Total Reconciling Items, net of Taxes	$—	$—	$—	$—	$—

Reported Income Tax (Benefit)	$2,231	$(3,590)	$268	$6,089	$5,380
Reported Net Income (Loss)	$3,805	$(5,619)	$483	$9,907	$10,080

Revenue Breakdown

Net Sales	$332,087	$141,881	$150,831	$341,037	$338,911
Other	—	—	—	—	—

	$332,087	$141,881	$150,831	$341,037	$338,911

Net Sales	100.0%	100.0%	100.0%	100.0%	100.0%
Other	0.0%	0.0%	0.0%	0.0%	0.0%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Whitehall Jewellers Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Jul-03		Jan-03		Jan-02
Cash & Mkt Securities	$1,399		$2,048		$2,741
Accounts Receivable	333		1,621		1,189
Inventory	206,149		197,859		173,931
Other Current Assets	8,802		3,921		4,188

Total Current Assets	216,683		205,449		182,049
PPE, net	63,604		61,634		63,914
Intangibles, net	5,662		5,662		5,662
Deferred Income Taxes	—		—		—
Other Assets	781		213		723

Total Assets	$286,730		$272,958		$252,348

Accounts Payable	$57,051		$24,726		$56,695
Accrued Expenses	22,293		19,750		27,667
Short Term Debt	86,375		98,990		40,527
Short Term Capital Leases	—		—		—
Other Current Liabilities	—		3,454		3,963

Total Current Liabilities	165,719		146,920		128,852
Other LT Liabilities	7,217		6,745		4,672
Long Term Debt	640		640		5,140
Long Term Capital Leases	—		—		—
Minority Interests	—		—		—
Pref Stock (Liq Value)	—		—		—

Total Liabilities & Pref Stock	173,576		154,305		138,664

Common Equity	113,154		118,653		113,684

Total Liabilities & Equity	$286,730		$272,958		$252,348

Common Shares Outstanding (000’s)	14,206		14,198		14,610
Cash Value per share	$0.10		$0.14		$0.19
Common Book Value per share	$7.97		$8.36		$7.78
Common Tangible Book Value per share	$7.57		$7.96		$7.39
Total Debt	$87,015		$99,630		$45,667
Net Debt	$85,616		$97,582		$42,926
Total Capitalization	$200,169		$218,283		$159,351

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	339.9	x	242.7	x	285.0	x
Inventory Turnover	1.0	x	1.1	x	1.2	x
Asset Turnover	1.2	x	1.3	x	1.3	x
Days Sales Outstanding	1.1		1.5		1.3
Days Inventory Outstanding	350.3		318.7		307.3
Days Payable Outstanding	46.4		46.3		65.4
Normalized Return on Avg Assets	1.4%		3.8%		na
Normalized Return on Avg Common Equity	3.3%		8.5%		na
Financial Strength
Current Ratio	1.3		1.4		1.4
Quick Ratio	0.1		0.1		0.1
Total Debt/Total Capitalization	43.5%		45.6%		28.7%
Total Debt/TIC	35.7%		40.9%		18.7%
Total Debt/EBITDA	3.9	x	3.2	x	1.4	x
Total Debt/EBITDA-CAPEX	8.6	x	4.3	x	2.2	x
EBITDA/Interest Expense	4.8	x	7.3	x	4.8	x
EBITDA-CAPEX/Interest Expense	2.1	x	5.3	x	3.0	x

Income and Cashflow Analysis

	LTM Jul-03	Six Months Ended		Fiscal Years Ended
		Jul-03	Jul-02	Jan-03	Jan-02
Profitability & Cost Ratios (as % of Revenue)
Gross Margin	36.6%	33.3%	35.6%	37.6%	39.0%
S,G & A	33.4%	38.0%	33.7%	31.6%	32.4%
Operating Income	3.2%	-4.7%	1.9%	6.0%	6.6%
Pre-Tax	1.8%	-6.5%	0.5%	4.7%	4.6%
EBIT	3.2%	-4.7%	1.9%	6.0%	6.6%
EBITDA	6.8%	-0.5%	5.6%	9.3%	9.8%
Normalized Net Income to Common	1.1%	-4.0%	0.3%	2.9%	3.0%
Reported Net Income	1.1%	-4.0%	0.3%	2.9%	3.0%
CAPEX	3.7%	5.7%	2.9%	2.5%	3.7%

Period Growth Rates
Revenue		-5.9%		0.6%
EBIT		-334.4%		-9.1%
EBITDA		-108.4%		-4.6%

Notes

Other Analysis

Number of stores	Avg Store Size (Sq Ft)	Avg Sales/ Store ($000)	Avg Price Per Trans ($)
383	870	$ 929	$302

Company Description

Whitehall Jewellers, Inc. serves as a national specialty retailer of fine jewelry. It offers jewelry in the following key categories: diamond, such as diamond jewelry, diamond solitaires, and bridal), gold, precious, and semi-precious jewelry. As of August 28, 2003, it operated 384 stores in 38 states. These stores are operated in regional and superregional shopping malls under the names, Whitehall Co. Jewellers, Lundstrom Jewelers, and Marks Bros. Jewelers. On an average, the company’s store offers approximately 2,700 individual items, including approximately 1,450 core jewelry items. Whitehall’s target customers are middle to upper-middle income women over 25 years old. Diamond Trading Company, a marketing arm of DeBeers Consolidated Mines, Ltd., is one of the company’s competitors.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Mayor’s Jewelers Overview	($ in thousands, except per share)

Company Information

Name	Mayor’s Jewelers	Address	14051 N.W. 14th Street
Symbol	MYR	City, State Zip	Sunrise, FL 33323
Latest Fiscal YE	29-Mar-03	Telephone	(954) 846-8000
Latest Rprt Per	27-Sep-03	Website	mayors.com

Market Information

As of Date	25-Nov-03	Market Cap	$14,118
Exchange	AMEX	Total Invested Capital (TIC)	$74,019
Stock Price	$0.72	Enterprise Value (EV)	$72,943
52 Week High	$0.98
52 Week Low	$0.17	Insider Ownership	16.00%
Avg. Daily Volume (000’s)	39	Institutional
Beta	1.10	% Owned	13.00%
Shares Outstanding (000’s)	19,608	Number of Institutions	9

Valuation Analysis

Multiple of
	Market Cap		TIC		EV
Latest Twelve Months
Revenue	0.13	x	0.66	x	0.65	x
EBIT	na		na		na
EBITDA	na		na		na
Normalized Net Income	na		na		na
Basic Normalized EPS	na		na		na
Projected
Dec-03 Mean Revenue	na		na		na
Dec-04 Mean Revenue	na		na		na
Dec-03 Mean EBITDA	na		na		na
Dec-04 Mean EBITDA	na		na		na
Dec-03 Mean EPS	na		na		na
Dec-04 Mean EPS	na		na		na
Most Recent Filing
Assets	0.13	x	0.67	x	0.66	x
Common Equity	0.74	x	na		na
Tangible Common Equity	0.74	x	na		na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS
December-03	na	na	na	na
December-04	na	na	na	na
LT Growth	na	na	na	na

Income and Cashflow Statement Data

	LTM Sep-03	Six Months Ended		Fiscal Years Ended
		Sep-03	Sep-02	Mar-03	Feb-02
Revenue	$111,910	$48,339	$54,820	$118,391	$160,727
Cost of Revenue	69,310	28,934	38,364	78,740	101,179

Gross Profit	42,600	19,405	16,456	39,651	59,548
Selling, General & Administrative	47,494	23,672	29,897	53,719	76,206
Depreciation & Amortization	3,093	1,712	2,796	4,177	9,564

Operating Income	(7,987)	(5,979)	(16,237)	(18,245)	(26,222)
Interest Income / (Expense), net	(4,025)	(2,209)	(3,508)	(5,324)	(3,614)
Other Income / (Expense), net	—	—	—	—	—

Pre-tax Income	(12,012)	(8,188)	(19,745)	(23,569)	(29,836)
Taxes	(1,017)	—	470	(547)	3,431

After-tax Income	(10,995)	(8,188)	(20,215)	(23,022)	(33,267)
Minority Interest	—	—	—	—	—
Equity in Affiliates	—	—	—	—	—

Normalized Net Income	(10,995)	(8,188)	(20,215)	(23,022)	(33,267)
Preferred Dividends	596	715	119	—	—

Normalized Net Income to Common	$(11,591)	$(8,903)	$(20,334)	$(23,022)	$(33,267)

Normalized EBIT	$(7,987)	$(5,979)	$(16,237)	$(18,245)	$(26,222)
Depreciation & Amortization	$3,093	$1,712	$2,796	$4,177	$9,771
Normalized EBITDA	$(4,894)	$(4,267)	$(13,441)	$(14,068)	$(16,451)
CAPEX	$1,423	$544	$(4,412)	$(3,533)	$6,400
EBITDA - CAPEX	$(6,317)	$(4,811)	$(9,029)	$(10,535)	$(22,851)
GAAP Operating Cash Flow	$(22,588)	$(8,321)	$(4,540)	$(18,807)	$330

Basic Reported Weighted Avg Shares Out (000’s)		19,608	19,548	19,568	19,416
Basic Normalized EPS	$(0.59)	$(0.45)	$(1.04)	$(1.18)	$(1.71)
Basic Reported EPS	$(0.61)	$(0.45)	$(1.21)	$(1.37)	$(4.32)
Diluted Reported Weighted Avg Shares Out (000’s)		19,608	19,548	19,568	19,416
Diluted Normalized EPS	$(0.59)	$(0.45)	$(1.04)	$(1.18)	$(1.71)
Diluted Reported EPS	$(0.61)	$(0.45)	$(1.21)	$(1.37)	$(4.32)

Normalized Reconciliation

Restructuring/Goodwill Impairment	$(2,272)	$—	$—	$(2,272)	$(50,479)
Other Unusual (Expense) Gain Items	2,976	—	(2,976)	—	—
Tax Shelter (Charge) on Unusual Items	—	—	—	—	—

Unusual (Exp) Gain Items, net of Taxes	704	—	(2,976)	(2,272)	(50,479)
Accounting Changes, net of Taxes	—	—	—	—	—
Discontinued Operations, net of Taxes	(1,354)	—	(250)	(1,604)	(112)
Extraordinary Items, net of Taxes	—	—	—	—	—

Total Reconciling Items, net of Taxes	$(650)	$—	$(3,226)	$(3,876)	$(50,591)

Reported Income Tax (Benefit)	$(1,017)	$—	$470	$(547)	$3,431
Reported Net Income (Loss)	$(12,241)	$(8,903)	$(23,560)	$(26,898)	$(83,858)

Revenue Breakdown

Net Sales	$111,910	$48,339	$54,820	$118,391	$160,727
Other	—	—	—	—	—

	$111,910	$48,339	$54,820	$118,391	$160,727

Net Sales	100.0%	100.0%	100.0%	100.0%	100.0%
Other	0.0%	0.0%	0.0%	0.0%	0.0%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Mayor’s Jewelers Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Sep-03		Mar-03		Feb-02
Cash & Mkt Securities	$1,076		$276		$2,886
Accounts Receivable	5,314		6,559		31,845
Inventory	87,386		76,753		80,716
Other Current Assets	1,754		2,987		2,604

Total Current Assets	95,530		86,575		118,051
PPE, net	14,704		15,872		25,455
Intangibles, net	—		—		—
Deferred Income Taxes	—		—		—
Other Assets	864		736		1,083

Total Assets	$111,098		$103,183		$144,589

Accounts Payable	$19,721		$13,798		$10,769
Accrued Expenses	9,256		7,434		7,318
Short Term Debt	32,183		23,283		53,464
Short Term Capital Leases	—		—		—
Other Current Liabilities	—		527		8,574

Total Current Liabilities	61,160		45,042		80,125
Other LT Liabilities	3,031		3,046		3,357
Long Term Debt	12,668		12,668		—
Long Term Capital Leases	—		—		—
Minority Interests	—		—		—
Pref Stock (Liq Value)	15,050		15,050		—

Total Liabilities & Pref Stock	91,909		75,806		83,482

Common Equity	19,189		27,377		61,107

Total Liabilities & Equity	$111,098		$103,183		$144,589

Common Shares Outstanding (000’s)	19,608		19,608		19,526
Cash Value per share	$0.05		$0.01		$0.15
Common Book Value per share	$0.98		$1.40		$3.13
Common Tangible Book Value per share	$0.98		$1.40		$3.13
Total Debt	$59,901		$51,001		$53,464
Net Debt	$58,825		$50,725		$50,578
Total Capitalization	$79,090		$78,378		$114,571

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	18.9	x	6.2	x	5.0	x
Inventory Turnover	0.8	x	1.0	x	1.3	x
Asset Turnover	1.0	x	1.0	x	1.1	x
Days Sales Outstanding	19.4		59.2		72.3
Days Inventory Outstanding	432.2		365.0		291.2
Days Payable Outstanding	51.0		32.8		21.0
Normalized Return on Avg Assets	-10.8%		-18.6%		na
Normalized Return on Avg Common Equity	-49.8%		-52.0%		na
Financial Strength
Current Ratio	1.6		1.9		1.5
Quick Ratio	0.1		0.2		0.5
Total Debt/Total Capitalization	75.7%		65.1%		46.7%
Total Debt/TIC	79.9%		68.0%		71.3%
Total Debt/EBITDA	na		na		na
Total Debt/EBITDA-CAPEX	na		na		na
EBITDA/Interest Expense	na		na		na
EBITDA-CAPEX/Interest Expense	na		na		na

Income and Cashflow Analysis

	LTM Sep-03	Six Months Ended		Fiscal Years Ended
		Sep-03	Sep-02	Mar-03	Feb-02
Profitability & Cost Ratios (as % of Revenue)
Gross Margin	38.1%	40.1%	30.0%	33.5%	37.0%
S,G & A	42.4%	49.0%	54.5%	45.4%	47.4%
Operating Income	-7.1%	-12.4%	-29.6%	-15.4%	-16.3%
Pre-Tax	-10.7%	-16.9%	-36.0%	-19.9%	-18.6%
EBIT	-7.1%	-12.4%	-29.6%	-15.4%	-16.3%
EBITDA	-4.4%	-8.8%	-24.5%	-11.9%	-10.2%
Normalized Net Income to Common	-10.4%	-18.4%	-37.1%	-19.4%	-20.7%
Reported Net Income	-10.9%	-18.4%	-43.0%	-22.7%	-52.2%
CAPEX	1.3%	1.1%	-8.0%	-3.0%	4.0%

Period Growth Rates
Revenue		-11.8%		-26.3%
EBIT		-63.2%		-30.4%
EBITDA		-68.3%		-14.5%

Notes

Normalized items: Restructuring plan implementation and the goodwill impairment of $22.3 million is a write off of goodwill associated with the Mayor’s acquisition.

Disc Ops: The Company closed a store outside of its core area

Other Analysis

Number of stores	Avg Store Size (Sq Ft)	Avg Sales/ Store ($000)	Avg Price Per Trans ($)
28	4,213	$ 3,997	$ 1,360

Company Description

Mayor’s Jewelers, Inc. sells jewelry, watches, and giftware in the United States. As of June 28, 2003, it operated 28 locations in south and central Florida; and metropolitan Atlanta, Georgia. The company offers a selection of merchandise that includes designer jewelry, diamond, gemstone, and precious metal jewelry; rings; wedding bands; earrings; bracelets; necklaces; charms; its own private label jewelry that includes baby jewelry; and Swiss timepieces that are often not available from other jewelers in its markets. All of Mayor’s jewelry products are constructed of 18-karat gold, platinum, or sterling silver. Its stores also carry a large selection of brand name watches and giftware.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Reeds Jewelers Overview	($ in thousands, except per share)

Company Information

Name	Reeds Jewelers	Address	2525 South 17th Street
Symbol	RJI	City, State Zip	Wilmington, NC 28401
Latest Fiscal YE	28-Feb-03	Telephone	(910) 350-3100
Latest Rprt Per	31-Aug-03	Website	www.reeds.com/

Market Information

As of Date	25-Nov-03	Market Cap	$9,324
Exchange	AMEX	Total Invested Capital (TIC)	$33,991
Stock Price	$1.10	Enterprise Value (EV)	$33,479
52 Week High	$1.35
52 Week Low	$0.91	Insider Ownership	88.00%
Avg. Daily Volume (000’s)	1	Institutional
Beta	0.46	% Owned	2.00%
Shares Outstanding (000’s)	8,476	Number of Institutions	4

Valuation Analysis

	Multiple of
	Market Cap		TIC		EV
Latest Twelve Months
Revenue	0.09	x	0.34	x	0.33	x
EBIT	na		na		na
EBITDA	5.39	x	19.66	x	19.36	x
Normalized Net Income	na		na		na
Basic Normalized EPS	na		na		na
Projected
Feb-04 Mean Revenue	0.09	x	0.33	x	0.33	x
Feb-05 Mean Revenue	0.09	x	0.31	x	0.31	x
Feb-04 Mean EBITDA	2.50	x	9.10	x	8.96	x
Feb-05 Mean EBITDA	2.24	x	8.15	x	8.03	x
Feb-04 Mean EPS	45.83	x	na		na
Feb-05 Mean EPS	11.96	x	na		na
Most Recent Filing
Assets	0.14	x	0.50	x	0.49	x
Common Equity	0.38	x	na		na
Tangible Common Equity	0.38	x	na		na

Mean Consensus Estimates

Year Ending	# Ests	Revenue	EBITDA	EPS
February-04	na	$101,956	$3,735	$0.02
February-05	na	$109,188	$4,169	$0.09
LT Growth	na	na	na	na

Income and Cashflow Statement Data

	LTM	Six Months Ended		Fiscal Years Ended
	Aug-03	Aug-03	Aug-02	Feb-03	Feb-02
Revenue	$101,084	$39,045	$39,972	$102,011	$113,449
Cost of Revenue	52,426	19,908	20,072	52,590	60,091

Gross Profit	48,658	19,137	19,900	49,421	53,358
Selling, General & Administrative	46,929	21,023	21,335	47,241	52,808
Depreciation & Amortization	2,456	1,201	1,195	2,450	3,797

Operating Income	(727)	(3,087)	(2,630)	(270)	(3,247)
Interest Income / (Expense), net	(1,352)	(620)	(711)	(1,443)	(1,871)
Other Income / (Expense), net	—	—	—	—	—

Pre-tax Income	(2,079)	(3,707)	(3,341)	(1,713)	(5,118)
Taxes	602	—	(1,236)	(634)	(1,548)

After-tax Income	(2,681)	(3,707)	(2,105)	(1,079)	(3,570)
Minority Interest	—	—	—	—	—
Equity in Affiliates	—	—	—	—	—

Normalized Net Income	(2,681)	(3,707)	(2,105)	(1,079)	(3,570)
Preferred Dividends	—	—	—	—	—

Normalized Net Income to Common	$(2,681)	$(3,707)	$(2,105)	$(1,079)	$(3,570)

Normalized EBIT	$(727)	$(3,087)	$(2,630)	$(270)	$(3,247)
Depreciation & Amortization	$2,456	$1,201	$1,195	$2,450	$3,797
Normalized EBITDA	$1,729	$(1,886)	$(1,435)	$2,180	$550
CAPEX	$1,112	$555	$139	$696	$2,792
EBITDA - CAPEX	$617	$(2,441)	$(1,574)	$1,484	$(2,242)
GAAP Operating Cash Flow	$3,063	$(2,532)	$(8,388)	$(2,793)	$52,028

Basic Reported Weighted Avg Shares Out (000’s)		8,476	8,476	8,476	8,476
Basic Normalized EPS	$(0.32)	$(0.44)	$(0.25)	$(0.13)	$(0.42)
Basic Reported EPS	$(0.35)	$(0.46)	$(0.29)	$(0.18)	$(1.81)
Diluted Reported Weighted Avg Shares Out (000’s)		8,476	8,476	8,476	8,476
Diluted Normalized EPS	$(0.32)	$(0.44)	$(0.25)	$(0.13)	$(0.42)
Diluted Reported EPS	$(0.35)	$(0.46)	$(0.29)	$(0.18)	$(1.81)

Normalized Reconciliation

Restructuring/Goodwill Impairment	$—	$—	$(270)	$(270)	$(17,067)
Other Unusual (Expense) Gain Items	—	—	—	—	—
Tax Shelter (Charge) on Unusual Items	—	—	100	100	5,163

Unusual (Exp) Gain Items, net of Taxes	—	—	(170)	(170)	(11,904)
Accounting Changes, net of Taxes	—	—	—	—	—
Discontinued Operations, net of Taxes	(327)	(224)	(153)	(256)	98
Extraordinary Items, net of Taxes	—	—	—	—	—

Total Reconciling Items, net of Taxes	$(327)	$(224)	$(323)	$(426)	$(11,806)

Reported Income Tax (Benefit)	$602	$—	$(1,336)	$(734)	$(6,711)
Reported Net Income (Loss)	$(3,008)	$(3,931)	$(2,428)	$(1,505)	$(15,376)

Revenue Breakdown

Net Sales	$101,084	$39,045	$39,972	$102,011	$113,449
Other	—	—	—	—	—

	$101,084	$39,045	$39,972	$102,011	$113,449

Net Sales	100.0%	100.0%	100.0%	100.0%	100.0%
Other	0.0%	0.0%	0.0%	0.0%	0.0%

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.

PROJECT SPARKLE	CONFIDENTIAL

APPENDIX – COMPARABLE COMPANY DATA

Reeds Jewelers Overview (continued)	($ in thousands, except per share)

Balance Sheet Data

	Aug-03		Feb-03		Feb-02
Cash & Mkt Securities	$512		$384		$809
Accounts Receivable	2,332		1,418		621
Inventory	44,458		41,637		44,337
Other Current Assets	2,014		2,390		7,430

Total Current Assets	49,316		45,829		53,197
PPE, net	9,844		10,442		12,154
Intangibles, net	—		—		—
Deferred Income Taxes	3,091		3,132		—
Other Assets	5,887		6,616		6,597

Total Assets	$68,138		$66,019		$71,948

Accounts Payable	$12,140		$7,385		$17,233
Accrued Expenses	3,793		4,894		5,816
Short Term Debt	—		—		—
Short Term Capital Leases	—		—		—
Other Current Liabilities	—		—		—

Total Current Liabilities	15,933		12,279		23,049
Other LT Liabilities	3,318		4,137		855
Long Term Debt	24,667		21,452		18,388
Long Term Capital Leases	—		—		—
Minority Interests	—		—		—
Pref Stock (Liq Value)	—		—		—

Total Liabilities & Pref Stock	43,918		37,868		42,292

Common Equity	24,220		28,151		29,656

Total Liabilities & Equity	$68,138		$66,019		$71,948

Common Shares Outstanding (000’s)	8,476		8,476		8,476
Cash Value per share	$0.06		$0.05		$0.10
Common Book Value per share	$2.86		$3.32		$3.50
Common Tangible Book Value per share	$2.86		$3.32		$3.50
Total Debt	$24,667		$21,452		$18,388
Net Debt	$24,155		$21,068		$17,579
Total Capitalization	$48,887		$49,603		$48,044

Balance Sheet Analysis

Effectiveness and Efficiency
A/R Turnover	53.9	x	100.1	x	182.7	x
Inventory Turnover	1.2	x	1.2	x	1.4	x
Asset Turnover	1.5	x	1.5	x	1.6	x
Days Sales Outstanding	6.8		3.6		2.0
Days Inventory Outstanding	299.7		298.4		269.3
Days Payable Outstanding	35.0		43.9		53.9
Normalized Return on Avg Assets	-4.0%		-1.6%		na
Normalized Return on Avg Common Equity	-10.2%		-3.7%		na
Financial Strength
Current Ratio	3.1		3.7		2.3
Quick Ratio	0.3		0.3		0.4
Total Debt/Total Capitalization	50.5%		43.2%		38.3%
Total Debt/TIC	72.6%		63.1%		54.1%
Total Debt/EBITDA	14.3	x	9.8	x	33.4	x
Total Debt/EBITDA-CAPEX	40.0	x	14.5	x	na
EBITDA/Interest Expense	1.3	x	1.5	x	0.3	x
EBITDA-CAPEX/Interest Expense	0.5	x	1.0	x	na

Income and Cashflow Analysis

	LTM Aug-03	Six Months Ended		Fiscal Years Ended
		Aug-03	Aug-02	Feb-03	Feb-02
Profitability & Cost Ratios (as % of Revenue)
Gross Margin	48.1%	49.0%	49.8%	48.4%	47.0%
S,G & A	46.4%	53.8%	53.4%	46.3%	46.5%
Operating Income	-0.7%	-7.9%	-6.6%	-0.3%	-2.9%
Pre-Tax	-2.1%	-9.5%	-8.4%	-1.7%	-4.5%
EBIT	-0.7%	-7.9%	-6.6%	-0.3%	-2.9%
EBITDA	1.7%	-4.8%	-3.6%	2.1%	0.5%
Normalized Net Income to Common	-2.7%	-9.5%	-5.3%	-1.1%	-3.1%
Reported Net Income	-3.0%	-10.1%	-6.1%	-1.5%	-13.6%
CAPEX	1.1%	1.4%	0.3%	0.7%	2.5%

Period Growth Rates
Revenue		-2.3%		-10.1%
EBIT		17.4%		-91.7%
EBITDA		31.4%		296.4%

Notes

Restructuring/Goodwill Impairment: $6,020,000 for restructuring and related costs associated with the Company’s exit from under-performing markets and asset impairment charge of $9,047,000 (including a write-down of goodwill due to the closing of a significant number of stores and a reduction to fair value of the historical cost of assets associated with Reeds.com.)

Other Analysis

Number of stores	Avg Store Size (Sq Ft)	Avg Sales/ Store ($000)	Avg Price Per Trans ($)
92	1150	$ 1,099	$ 280

Company Description

Reeds Jewelers, Inc. operates 92 specialty retail jewelry stores in enclosed regional malls located principally in the Southeast and Midwest sections of the United States. The Company has opened 39 new stores and closed 45 under-performing stores since 1998. Reeds operates stores under the names of Reeds Jewelers, Mills Jewelers and Reeds Jewelers Outlet. The Company operates one store with the Mills Jewelers name and two stores with the Reeds Jewelers Outlet name. The Company’s stores range in size from approximately 500 to 2,100 square feet of selling space, and average approximately 1,150 square feet of selling space. The stores are designed to invite customers into a well-lit and attractive setting where typically more than 2,200 items are offered for sale. Reeds has an Internet site, www.reeds.com, which offers consumers the opportunity to buy diamond jewelry, gold jewelry, watches and giftware online. Customers can also apply online for credit.

Sources of information: SEC Edgar filings, Multex, Capital IQ, Yahoo and Commodity Systems.